UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Pizza Inn Holdings, Inc. (Name of Registrant as Specified in its Charter)
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Mark E. Schwarz Chairman of the Board Randall E. Gier Chief Executive Officer and President	Pizza Inn Holdings, Inc. 3551 Plano Parkway The Colony, TX 75056 www.pizzainn.com

To our Shareholders:

We are pleased to invite you to the 2014 Annual Meeting of Shareholders of Pizza Inn Holdings, Inc. to be held at the corporate offices of Pizza Inn Holdings, Inc., 3551 Plano Parkway, The Colony, Texas 75056, Texas, on Tuesday, November 18, 2014, at 10:00 a.m., local time.

Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

Your vote is important.  Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. To vote your shares, you may use the enclosed proxy card, vote via the Internet or telephone or attend the Annual Meeting and vote in person.  On behalf of our board of directors, we urge you to complete, sign, date and return the enclosed proxy card, or vote via the Internet or telephone, even if you currently plan to attend the Annual Meeting. This will help to ensure your representation at the Annual Meeting.  Please review the instructions on the proxy card regarding each of these voting options.

Thank you for your ongoing support of and continued interest in Pizza Inn Holdings, Inc.

Sincerely,

Mark E. Schwarz	Randall E. Gier
Chairman of the Board	Chief Executive Officer and President

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PIZZA INN HOLDINGS, INC.
3551 PLANO PARKWAY
THE COLONY, TEXAS 75056
(469) 384-5000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Time and Date Place	10:00 a.m., local time, on Tuesday, November 18, 2014. Corporate offices of Pizza Inn Holdings, Inc. 3551 Plano Parkway The Colony, Texas 75056

Items of Business	(1)	To elect six directors to hold office until the next Annual Meeting of shareholders or until their respective successors have been elected and qualified;

(2)	To conduct an advisory vote on a resolution approving the Company’s compensation of its named executive officers;

(3)	To approve the amendment of the Articles of Incorporation of the Company to change the name of the Company from “Pizza Inn Holdings, Inc.” to “Rave Restaurant Group, Inc.”;

(4)	To approve the amendment of the Articles of Incorporation of the Company to provide that the number of directors of the Company shall be fixed by or in the manner provided by the Bylaws;

(5)
To approve the amendment of the Articles of Incorporation of the Company to eliminate certain provisions which have expired by their terms or are otherwise superfluous and to correct typographical errors;

(6)	To approve the 2015 Long Term Incentive Plan of the Company;

(7)	To ratify the appointment of Montgomery Coscia Greilich LLP as the Company’s independent registered public accounting firm for fiscal year 2015; and

(8)	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Adjournments and
Postponements	Any action on the items of business described above may be considered at the Annual Meeting on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date
You are entitled to vote only if you were a shareholder of the Company as of the close of business on September 22, 2014 (the “Record Date”).  At the close of business on the Record Date, there were 9,317,672 outstanding shares of common stock, $.01 par value per share (the “Common Stock”), of the Company.  No other class of securities of the Company is entitled to notice of, or to vote at, the Annual Meeting.

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Meeting Admission
You are entitled to attend the Annual Meeting only if you were a Company shareholder as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting.  You should be prepared to offer proof of identification for admittance.  If you are a shareholder of record or hold your shares through the Pizza Inn, Inc. 401(k) Plan, we may verify your ownership as of the Record Date prior to admitting you to the meeting.  If you are not a shareholder of record but hold your shares through a broker, trustee or nominee (i.e., in “street name”), you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to September 22, 2014, a copy of the voting instruction card provided by your broker, trustee or nominee, or similar evidence of ownership.  The Company may refuse admission to the Annual Meeting to anyone who does not provide proper identification upon request.

Voting
Your vote is very important.  Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying Proxy Statement and submit your proxy or voting instructions as soon as possible.  You may submit your proxy or voting instructions by completing, signing, dating and returning your proxy card in the pre-addressed envelope provided or, in most cases, by using the telephone or Internet.  For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers – Voting Information” in the accompanying Proxy Statement and the instructions on the accompanying proxy card.

By order of the Board of Directors,

Randall E. Gier Chief Executive Officer and President The Colony, Texas October 6, 2014

This Notice of Annual Meeting and Proxy Statement and form of proxy are first being distributed on or about October 6, 2014.

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PROXY STATEMENT
FOR THE 2014 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 18, 2014

Pizza Inn Holdings, Inc., a Missouri corporation (the “Company”), is soliciting proxies to be voted at its 2014 Annual Meeting of Shareholders to be held at the corporate offices of Pizza Inn Holdings, Inc., 3551 Plano Parkway, The Colony, Texas 75056, Texas, on Tuesday, November 18, 2014, at 10:00 a.m., local time, and at any postponement or adjournment thereof.  This Proxy Statement and the enclosed form of proxy are first being sent or given to the Company’s shareholders on or about October 6, 2014.

QUESTIONS AND ANSWERS
Proxy Materials

1.             Why am I receiving these materials?
The board of directors (the “Board”) of the Company is providing these proxy materials to you in connection with the Company’s 2014 Annual Meeting of Shareholders, which is scheduled to take place on Tuesday, November 18, 2014, at 10:00 a.m., local time.  As a shareholder, you are invited to attend the Annual Meeting and are entitled and requested to vote on the items of business described in this Proxy Statement.

2.             What information is contained in this Proxy Statement?
The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the Board and Board committees, the compensation of directors and executive officers and other required information.

3.             How may I obtain the Company’s Form 10-K and other financial information?
A copy of our 2014 Annual Report, which includes our Form 10-K for the fiscal year ended June 29, 2014, is enclosed.  Shareholders may request another free copy of our 2014 Annual Report from:

Pizza Inn Holdings, Inc.
Attn: Investor Relations
3551 Plano Parkway
The Colony, TX 75056
(800) 880-9955

Alternatively, current and prospective investors can access the 2014 Annual Report on the Investor Relations page of our web site at www.pizzainn.com.

We will also furnish any exhibit to the 2014 Form 10-K, if specifically requested.

4.             How may I obtain a separate set of proxy materials?
If you share an address with another shareholder, you may receive only one set of proxy materials (including our 2014 Annual Report) unless you have provided contrary instructions.  If you hold shares beneficially in “street name” and you wish to receive a separate set of proxy materials in the future, please contact:
Broadridge Financial Solutions, Inc.
(800) 542-1061

5.             How may I request a single set of proxy materials for my household?
If you share an address with another shareholder and have received multiple copies of our proxy materials, you may write us at the address shown in the answer to Question 3 above and request that a single set of proxy materials be sent to your household in the future.

6.             How may I request an electronic copy of the proxy materials?
                You may sign up for future electronic delivery of proxy materials at www.proxyvote.com by using your control number and following the instructions online.

7.             What should I do if I receive more than one set of proxy materials?
Under certain circumstances, you may receive more than one set of proxy materials, including multiple copies of this Proxy Statement and multiple proxy cards.  For example, if you hold your shares in more than one brokerage account, you may receive a proxy card for each such brokerage account.  If you are a shareholder of record and your shares are registered in more than one name, or variation of a name, you will receive more than one proxy card.  Please complete, sign, date and return each proxy card that you receive.

Voting Information

8.             What matters will be acted on at the Annual Meeting?
The matters scheduled to be acted on at the Annual Meeting are:

(1)	The election of six directors to hold office until the next Annual Meeting of shareholders or until their respective successors have been elected and qualified;

(2)	The conduct of an advisory vote on a resolution approving the Company’s compensation of its named executive officers;

(3)	The approval of the amendment of the Articles of Incorporation of the Company to change the name of the Company from “Pizza Inn Holdings, Inc.” to “Rave Restaurant Group, Inc.”;

(4)	The approval of the amendment of the Articles of Incorporation of the Company to provide that the number of directors of the Company shall be fixed by or in the manner provided by the Bylaws;

(5)
The approval of the amendment of the Articles of Incorporation of the Company to eliminate certain provisions which have expired by their terms or are otherwise superfluous and to correct typographical errors;

(6)	The approval of the 2015 Long Term Incentive Plan of the Company;

(7)	The ratification of the appointment of Montgomery Coscia Greilich LLP as the Company’s independent registered public accounting firm for fiscal year 2015; and

(8)
The transaction of such other business as may properly come before the meeting or any postponement or adjournment thereof.  (See Question 17, “What happens if additional matters are presented at the meeting?”)

9.             How does the Board recommend that I vote?
Our Board recommends that you vote your shares:
●	“FOR” the election of all director nominees;
●	“FOR” the resolution approving the Company’s compensation of its named executive officers;
●	“FOR” approval of the amendment of the Articles of Incorporation of the Company to change the name of the Company from “Pizza Inn Holdings, Inc.” to “Rave Restaurant Group, Inc.”;
●	“FOR” approval of the amendment of the Articles of Incorporation of the Company to provide that the number of directors of the Company shall be fixed by or in the manner provided by the Bylaws;
●
“FOR” approval of the amendment of the Articles of Incorporation of the Company to eliminate certain provisions which have expired by their terms or are otherwise superfluous and to correct typographical errors;

●	“FOR” the approval of the 2015 Long Term Incentive Plan of the Company; and
●	“FOR” the ratification of the appointment of Montgomery Coscia Greilich LLP as the Company’s independent registered public accounting firm for fiscal year 2015.

10.           What shares can I vote?
Each share of the Common Stock issued and outstanding as of the close of business on September 22, 2014 (the “Record Date”) is entitled to be voted on all items being voted on at the meeting.  You may vote or direct the vote of all shares you own as of the Record Date, including (1) shares held directly in your name as the shareholder of record, and (2) shares for which you are the beneficial owner through a broker, trustee or nominee such as a bank.  On the Record Date, there were 9,317,672 shares of the Common Stock issued and outstanding.

11.           How can I vote my shares in person at the meeting?
Shares held in your name as the shareholder of record may be voted in person at the meeting.  Shares held beneficially in “street name” may be voted in person at the meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares.  Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

12.           How can I vote my shares without attending the meeting?
Whether you hold shares directly as the shareholder of record or beneficially in “street name,” you may direct how your shares are voted without attending the meeting.  If you are a shareholder of record, you may vote by submitting a proxy as described below.  If you hold shares beneficially in “street name,” you may vote by submitting voting instructions to your broker, trustee or nominee.  For directions on how to vote, please refer to the instructions below and those included on your proxy card, or the voting instruction card provided by your broker, trustee or nominee, as applicable.

By Mail – Shareholders of record may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes.  Beneficial holders may vote by mail by completing, signing and dating the voting instruction cards provided by their brokers, trustees or nominees and mailing them in the accompanying pre-addressed envelopes.

By Internet – Shareholders of record with Internet access may submit proxies by following the “Vote by Internet” instructions on their proxy cards.  Most shareholders who hold shares beneficially in “street name” may vote by accessing the website specified on the voting instruction cards provided by their brokers, trustees or nominees.  Please check the voting instruction card for Internet voting availability.

By Telephone – Shareholders of record who live in the United States may submit proxies by following the “Vote by Telephone” instructions on their proxy cards.  Most shareholders who hold shares beneficially in “street name” and live in the United States may vote by telephone by calling the number specified on the voting instruction cards provided by their brokers, trustees or nominees.  Please check the voting instruction card for telephone voting availability.

13.           What is the deadline for voting my shares?
If you hold the shares as the shareholder of record, your proxy must be received before the polls close at the meeting.  If you hold shares beneficially in “street name” with a broker, trustee or nominee, please follow the voting instructions provided by your broker, trustee or nominee.

14.           May I change my vote?
You may change your vote at any time prior to the vote at the meeting.  If you are a shareholder of record, you may change your vote in one of three ways: (1) by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), (2) by providing a written notice of revocation to the Corporate Secretary at the Company’s corporate office address prior to your shares being voted, or (3) by attending the meeting and voting in person.  Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically make that request.  For shares you hold beneficially in “street name,” you may change your vote by submitting new voting instructions to your broker, trustee or nominee or, if you have obtained a legal proxy from your broker, trustee or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

15.           Is my vote confidential?
Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects voting privacy.  Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.

16.           How are votes counted and what is the voting requirement to approve each of the proposals?
A majority of the outstanding shares entitled to vote at the meeting, represented in person or by proxy, constitutes a quorum at the meeting.  If a quorum is not present, in person or by proxy, the meeting may be postponed or adjourned from time to time until a quorum is obtained.  Each outstanding share of Common Stock is entitled to one vote on each matter submitted to a vote at the meeting.

In the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.   You may not cumulate your votes.  Thus, a shareholder is not entitled to cumulate his votes and cast them all for any single nominee or to spread his votes, so cumulated, among more than one nominee.  The election of each nominee as a director requires the affirmative vote of the holders of a majority of the outstanding shares entitled to vote on the election of directors and represented in person or by proxy at the meeting.

With respect to each other item of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.”  The affirmative vote of a majority of the outstanding shares entitled to vote (whether or not present or represented at the meeting) will be required to approve all amendments to the Articles of Incorporation of the Company.  For all other matter brought before the meeting, the affirmative vote of the holders of a majority of the outstanding shares entitled to vote and represented in person or by proxy at the meeting will decide the question.  Therefore, if you “ABSTAIN” with respect to any matter, the abstention has the same effect as a vote “AGAINST.”  For this purpose, shares held by a broker, trustee or nominee who does not have discretionary authority to vote on a particular matter and who has not received voting instructions from the beneficial owner will not be deemed to be present or represented for the purpose of determining whether shareholders have approved that matter, but are counted as present for the purpose of determining the existence of a quorum.  If a proxy states how the shares are to be voted in the absence of instructions by the shareholder, such shares will be deemed to be represented at the meeting.

17.           What happens if additional matters are presented at the meeting?
Other than the seven items of business specifically described in this Proxy Statement, we are not aware of any other matter to be acted upon at the meeting.  If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.  If for any reason one or more of our director nominees becomes unable to serve or for good cause will not serve, the persons named as proxy holders may vote your proxy for such other candidate or candidates as may be nominated.

18.           Who will serve as inspector of elections?
The inspector of elections will be a representative from Broadridge Financial Solutions, Inc.

19.           Who will bear the cost of soliciting votes for the meeting?
The Company is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes.  If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet charges you may incur.  If you choose to vote by telephone, you are responsible for telephone charges you may incur.  In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities other than reimbursement of reasonable out-of-pocket expenses directly related to such solicitation.  Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses of such solicitation.

20.           Where can I find voting results from the Annual Meeting?
We intend to publish the final voting results from the Annual Meeting in a Form 8-K filed with the Securities and Exchange Commission (“SEC”) within four business days after the conclusion of the Annual Meeting.

Stock Ownership Information

21.           What is the difference between holding shares as a shareholder of record and as a beneficial owner?
Company shareholders may hold their shares directly in their own names or in “street name” through a broker or other nominee.  As summarized below, there are several distinctions between shares held of record and those owned beneficially.

Shareholder of Record
If your shares are registered directly in your name with the Company’s transfer agent, Securities Transfer Corporation, you are the shareholder of record of such shares.  As the shareholder of record, you have the right to vote in person at the meeting or to grant your proxy directly to the Company or to a third party.  There is a proxy card enclosed with these materials for your use.

Beneficial Owner
If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of such shares held in “street name,” and these proxy materials are being forwarded to you together with a voting instruction card on behalf of your broker, trustee or nominee.  As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote your shares.   You are also invited to attend the meeting.  Your broker, trustee or nominee has enclosed or provided a voting instruction card for you to use in directing the broker, trustee or nominee how to vote your shares.  Since a beneficial owner is not a shareholder of record, you may not vote these shares in person at the meeting unless you obtain a proxy from the broker, trustee or nominee holding your shares giving you the right to vote the shares.

22.           What happens if I have questions for the Company’s transfer agent?
You may contact the Company’s transfer agent at the telephone number or address listed below with questions concerning stock certificates, transfer of ownership or other matters pertaining to your shares.

Securities Transfer Corporation
2591 Dallas Parkway, Suite 102
Frisco, TX 75034
(469) 633-0101
Annual Meeting Information

23.           How can I attend the meeting?
You are entitled to attend the Annual Meeting if you were a Company shareholder as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting.  You should be prepared to offer proof of identification for admittance.  If you are a shareholder of record or hold your shares through the Pizza Inn, Inc. 401(k) Plan, your ownership as of the Record Date may be verified prior to you being admitted to the meeting.  If you are not a shareholder of record but hold your shares through a broker, trustee or nominee, you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to September 22, 2014, a copy of the voting instruction card provided by your broker, trustee or nominee, or similar evidence of ownership.  The Company may refuse admission to the Annual Meeting to anyone who does not provide proper identification upon request.

24.           How many shares must be present?
A majority of the issued and outstanding shares entitled to vote at the meeting must be represented in person or by proxy to satisfy the quorum requirements for holding the meeting and transacting business.  Proxies submitted by brokers who do not vote (“broker non-votes”) because they do not have discretionary authority to vote on a particular matter and have not received voting instructions from their customers are counted as present for the purpose of determining the existence of a quorum, but not for any other purpose.

Shareholder Proposals and Director Nominations

25.           What is the deadline to propose actions for consideration at next year’s Annual Meeting of shareholders?
If a shareholder wishes to submit a proposal for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2015 Annual Meeting of Shareholders, the proposal must be received in proper form at the Company’s principal executive offices on or before June 8, 2015 in order to have the proposal included in the proxy materials of the Company for such meeting.  If a shareholder wishes to submit a proposal at the 2015 Annual Meeting of Shareholders outside the processes of Rule 14a-8 promulgated under the Securities Exchange Act of 1934 (as amended, the “Exchange Act”), the shareholder must notify the Company in writing of such proposal on or before August 22, 2015 in order to have that proposal considered at such meeting.

To be in proper form, a shareholder’s notice must include information concerning the proposal.  A shareholder who wishes to submit a proposal is encouraged to seek independent counsel with regard to the SEC requirements.  The Company may exclude any proposal that does not meet the SEC’s requirements for submitting a proposal, and reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Notices of intention to submit proposals for or at the Company’s 2015 Annual Meeting of Shareholders should be addressed to:

Corporate Secretary
Pizza Inn Holdings, Inc.
3551 Plano Parkway
The Colony, TX 75056
Fax (469) 384-5061
E-mail:   corporate_secretary@pihq.com

26.           How may I nominate or recommend individuals to serve as directors?
You may propose director candidates for consideration by the Board’s Nominating and Governance Committee.  Any such recommendations should include the nominee’s name and qualifications for Board membership and should be directed to the Corporate Secretary at the address of our principal executive offices set forth above.  To nominate a director, follow the instructions set forth above in the answer to Question 25, plus submit a statement by the nominee acknowledging that he or she is willing to serve and, if elected, will owe a fiduciary obligation to the Company and its shareholders.

PROPOSALS TO BE VOTED ON
PROPOSAL ONE:
ELECTION OF DIRECTORS

The Company’s Articles of Incorporation and Bylaws provide for a board of directors comprised of seven directors, each of whom serves a one-year term and is subject to annual election.   However, one incumbent director recently declined to stand for re-election.  Therefore, the Board has nominated only six incumbent directors for re-election at the Annual Meeting.  Proxies cannot be voted for more than six nominees.  As a result, after the Annual Meeting one vacancy will exist on the Board which may later be filled by the other directors.

If elected, each director nominee will hold office until the next Annual Meeting or until his successor has been elected and qualified.  Each nominee has expressed his intention to serve the entire term for which election is sought.  The Board believes that all the nominees will be available to serve as directors.  If any director nominee becomes unable to serve or for good cause will not serve, the Board may recommend a substitute nominee or leave a vacancy and fill the vacancy later.  The shares represented by all valid proxies may be voted for the election of a substitute nominee if one is nominated.

The Board of Directors recommends a vote “FOR” each of the nominee directors.

The following is biographical information for the nominee directors.

Mark E. Schwarz, 54, became a director and Chairman of the Board of the Company in 2004.  Mr. Schwarz is the Chairman, Chief Executive Officer and Portfolio Manager of Newcastle Capital Management, L.P., a private investment management firm he founded in 1993.  Newcastle Capital Management, L.P. is the general partner of Newcastle Partners, L.P., which is the largest shareholder of the Company.  (See, “Security Ownership of Certain Beneficial Owners, Directors and Executive Officers.”)  Mr. Schwarz is also Chairman of the boards of directors of Hallmark Financial Services, Inc. and Wilhelmina International, Inc., and a director of SL Industries, Inc. Within the past five years, Mr. Schwarz has also served as a director of Bell Industries, Inc.  The Board believes that Mr. Schwarz should serve as a director of the Company due to his extensive business and investment expertise, broad director experience and significant direct and indirect shareholdings in the Company.

Clinton J. Coleman, 37, became a director of the Company in 2007 and served as its Interim President and Chief Executive Officer from June, 2012 until November, 2012.  Mr. Coleman is a Managing Director of Newcastle Capital Management, L.P., a private investment firm that is the general partner of Newcastle Partners, L.P., which is the largest shareholder of the Company.  (See, “Security Ownership of Certain Beneficial Owners, Directors and Executive Officers.”)  Mr. Coleman has also served as the Chief Executive Officer of Bell Industries, Inc., a company primarily providing information technology services, since 2007.  Mr. Coleman served as Interim Chief Financial Officer of the Company between July 2006 and January 2007.  Prior to joining Newcastle, Mr. Coleman served as a portfolio analyst with Lockhart Capital Management, L.P., an investment partnership, from 2003 to 2005. From 2002 to 2003, he served as an associate with Hunt Investment Group, L.P., a private investment group. Previously, Mr. Coleman was an associate director with the Mergers & Acquisitions Group of UBS.  Mr. Coleman presently serves as a director of Wilhelmina International, Inc.  Within the past five years, Mr. Coleman has also served as a director of Bell Industries, Inc.  The Board believes that Mr. Coleman should serve as a director of the Company due to his experience in investment management and the management of publicly traded and privately held companies engaged in a wide range of industries.

William C. Hammett, Jr., 68, became a director of the Company in 2007.  Mr. Hammett is retired.  From 2008 to 2013, he served as the Chief Executive Officer of iH3, LLC, an integrated wellness and fitness company working with physicians and hospitals targeting chronic illnesses.  He was the Chief Financial Officer and Executive Vice President of Pegasus Solutions, Inc., a global provider of reservations-related services and technology in the hospitality industry, from 2006 through 2008.  Mr. Hammett was the Chief Financial Officer and Senior Vice President for Dave & Buster’s, Inc., an operator of restaurant/entertainment complexes, from 2001 through 2006.  From 1997 to 2001, Mr. Hammett was self-employed in the restaurant industry.    From 1992 to 1997, Mr. Hammett was the Chief Financial Officer/Senior Vice President Accounting & Administration for La Quinta Inns, Inc., a national hotel chain.  Previously, he was employed by the accounting firm of PriceWaterhouseCoopers.  The Board believes that Mr. Hammett should serve as a director of the Company due to his financial and management background and his experience in the restaurant, entertainment and hospitality industries.

Steven M. Johnson, 55, became a director of the Company in 2006.  Mr. Johnson is a Jimmy John’s Gourmet Sandwiches franchisee.  From 2006 until 2012, Mr. Johnson served as the Chief Executive Officer of F&H Acquisition Corp., which owns and operates the Champps, Fox & Hound, and Bailey’s restaurant concepts.  From 1999 to 2006, Mr. Johnson served as Chief Executive Officer of Fox & Hound Restaurant Group.  From 1992 until 1998, Mr. Johnson was Chief Operating Officer for Coulter Enterprises, Inc., a Pizza Hut franchisee operating 100 Pizza Hut restaurants.  From 1985 through 1991, he was Controller for Fugate Enterprises, Inc., a Pizza Hut, Taco Bell and Blockbuster Video franchisee.  Previously, he was employed by the accounting firm of Ernst & Young.   Mr. Johnson is a certified public accountant and presently serves as a director of Good Times Restaurants, Inc.  The Board believes that Mr. Johnson should serve as a director of the Company due to his financial and management background and his experience in the restaurant and franchising industries.

Robert B. Page, 55, became a director of the Company in 2004.  Since 2011, Mr. Page has been an independent restaurant consultant.  Mr. Page served as the Chief Executive Officer of Backyard Burgers, Inc. from 2009 to 2011.  He served as the Acting Chief Executive Officer of the Company from January through March, 2005.  He is also a former franchisee of Shoney’s, Inc., a family dining restaurant chain.  From 2000 until 2002, Mr. Page was Chief Operations Officer of Gordon Biersch Brewery Restaurant Inc., a group of casual dining restaurants.  From 1993 through 2000, he worked for Romacorp, Inc., which owned the Tony Roma’s chain of casual dining restaurants, where he was Chief Executive Officer and a board member from 1998 through 2000, and President and Chief Operations Officer from 1993 through 1998. The Board believes that Mr. Page should serve as a director of the Company due to his management experience and his expertise in the restaurant industry.

Ramon D. Phillips, 81, became a director of the Company in 2004.  He was previously a director of the Company from 1980 through 1989, and again from 1990 through 2002.  Mr. Phillips is retired.  He is the former Chairman of the Board, President, and Chief Executive Officer of Hallmark Financial Services, Inc., a property and casualty insurance holding company.  He served as Chairman, President, and Chief Executive Officer of Hallmark from 1989 through 2000, and continued as Chairman and Chief Executive Officer through 2001.  Prior to Hallmark, Mr. Phillips had twenty years of experience in the franchise restaurant industry, serving as Chief Financial Officer of the Company from 1974 to 1989 and as Controller for Kentucky Fried Chicken, Inc. from 1969 to 1974.  The Board believes that Mr. Phillips should serve as a director of the Company due to his executive and board experience, his expertise in the franchise restaurant industry and his significant background with the Company.

There are no family relationships among any of our directors or executive officers.  Company stock ownership for each director nominee is shown under the heading “Security Ownership of Certain Beneficial Owners, Directors and Executive Officers” and is based upon information furnished by the respective individuals.

PROPOSAL TWO:
ADVISORY VOTE ON RESOLUTION TO APPROVE EXECUTIVE COMPENSATION

Section 14A of the Exchange Act and Rule 14a-21 promulgated by the SEC thereunder require the Company to (i) at least once every three years, present to the shareholders a non-binding, advisory vote on a resolution approving the compensation of certain executive officers, and (ii) at least once every six years, present to the shareholders a non-binding, advisory vote on the frequency of future resolutions to approve executive compensation.  In accordance with the majority vote at the Company’s 2013 Annual Meeting of Shareholders, the Board has determined to provide the shareholders an opportunity to approve executive compensation every year.  Accordingly, at the 2014 Annual Meeting the Board will submit to the shareholders for a non-binding, advisory vote the following resolution (the “Say-On-Pay Resolution”):

“RESOLVED, that the shareholders hereby approve the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K under the heading ‘EXECUTIVE COMPENSATION’ in the Company’s 2014 Proxy Statement, including the compensation tables and narrative discussion.”

The advisory vote on the Say-On-Pay Resolution is intended to address the overall compensation of the Company’s named executive officers rather than any specific element or amount of compensation.  This advisory vote on the Say-On-Pay Resolution is not binding on the Board or the Company.  However, the Compensation Committee will take into account the results of the advisory vote on the Say-On-Pay Resolution when considering future executive compensation arrangements.

The Board recommends a vote FOR approval of the Say-On-Pay Resolution.

PROPOSAL THREE:
APPROVAL OF NAME CHANGE

On September 16, 2014, the Board unanimously adopted resolutions adopting and recommending that the shareholders approve the amendment of the Articles of Incorporation of the Company to change the name of the Company from “Pizza Inn Holdings, Inc.” to “Rave Restaurant Group, Inc.”.  The proposed name change is reflected in Article I of the Amended and Restated Articles of Incorporation attached hereto as Exhibit A which incorporates all proposed amendments and is marked to show all proposed changes from the current Articles of Incorporation.

Reasons for Name Change
The Board believes that the current name “Pizza Inn Holdings, Inc.” does not reflect the increasing importance of the Pie Five restaurant business to the Company.  The Board believes that the proposed name “Rave Restaurant Group, Inc.” is better suited to its current multi-brand restaurant operations, better reflects its evolving corporate identity and enhances its ability to build value for its shareholders.

Effect of the Name Change
If approved by the shareholders at the Annual Meeting, the change of the Company’s name will become effective upon the filing of the Amended and Restated Articles of Incorporation with the Secretary of State of the State of Missouri.  The change of the Company’s name will not affect in any way the validity or transferability of the outstanding Common Stock or the Company’s capitalization or corporate structure.  SHAREHOLDER WILL NOT BE REQUIRED TO SURRENDER OR EXCHANGE THEIR CERTIFICATES REPRESENTING COMMON STOCK FOR NEW CERTIFICATES BEARING THE NEW CORPORATE NAME.

Although the Board intends to file the Amended and Restated Articles of Incorporation reflecting the name change as soon as practicable following the Annual Meeting, if, in the judgment of the Board, any circumstances exist that would make consummation of the name change inadvisable, then, in accordance with Missouri law and notwithstanding approval of the name change by the shareholders, the Board may abandon the name change at any time prior to the effectiveness of the filing of the Amended and Restated Articles of Incorporation.

The Board recommends a vote FOR approval of the amendment of the Articles of Incorporation of the Company to change the name of the Company from “Pizza Inn Holdings, Inc.” to “Rave Restaurant Group, Inc.”.

PROPOSAL FOUR:
APPROVAL OF CHANGE IN MANNER OF FIXING NUMBER OF DIRECTORS

On September 16, 2014, the Board unanimously adopted resolutions adopting and recommending that the shareholders approve the amendment of the Articles of Incorporation of the Company to provide that the number of directors of the Company be fixed by or in the manner provided by the Bylaws.  This proposed amendment is reflected in Section 8.1 of Article VII of the Amended and Restated Articles of Incorporation attached hereto as Exhibit A which incorporates all proposed amendments and is marked to show all proposed changes from the current Articles of Incorporation.

Reasons for Change in Manner of Fixing Number of Directors
The Company’s current Articles of Incorporation specify that the Board must consist of seven directors.  Therefore, under the current provision, a shareholder vote to amend the Articles of Incorporation is required to either increase or decrease the number of directors from time to time constituting the Board.  The Board believes that the current provision is disadvantageous to the Company due to the time and expense required to obtain the required shareholder vote.  The Board believes that the proposed amendment will provide the flexibility for the Board to increase or decrease the number of directors from time to time constituting the Board in response to changing circumstances in a timely and cost-effective manner.

Effect of Change in Manner of Fixing Number of Directors
The Bylaws of the Company also presently provide that the Board shall consist of seven directors.  However, the Bylaws may be amended by a majority vote of the Board.  Therefore, the effect of the proposed amendment will be to shift from the shareholders to the Board the ultimate determination of the number of directors from time to time constituting the Board.  However, in order to satisfy the listing requirements of Nasdaq, the Board will be required to be comprised of a minimum of three directors.  The proposed amendment will not have any impact on the capitalization or corporate structure of the Company.

The Board recommends a vote FOR approval of the amendment of the Articles of Incorporation of the Company to change the manner of fixing the number of directors.

PROPOSAL FIVE:
APPROVAL OF OTHER AMENDMENTS TO ARTICLES OF INCORPORATION

On September 16, 2014, the Board unanimously adopted resolutions adopting and recommending that the shareholders approve the amendment of the Articles of Incorporation of the Company to eliminate certain provisions which have expired by their terms or are otherwise superfluous and to correct certain typographical errors.  These proposed amendments to eliminate superfluous provisions are reflected in Articles IV, V, VIII and XII, and the correction of typographical errors are reflected in various other Articles, of the Amended and Restated Articles of Incorporation attached hereto as Exhibit A which incorporates all proposed amendments and is marked to show all proposed changes from the current Articles of Incorporation.

Reasons for and Effect of Other Amendments
The Company’s current Articles of Incorporation contain a number of provisions that have expired by their terms or are otherwise superfluous.  For example, Article IV of the current Articles of Incorporation references a class of preferred stock which, pursuant to the provisions of current Section 5.1 of Article V, may not be issued after August 1, 1992.  The remainder of Article V primarily provides the terms and conditions of this now unissuable class of preferred stock.  Similarly, existing Section 8.2 of Article VII contains provisions for declassifying the Board which were fully implemented in 2005, and existing Sections 8.3 and 8.5 contain certain super-majority provisions that expired on August 1, 1995.  The current Article XII contains provisions only required when the Articles of Incorporation were initially filed and not necessary for Amended and Restated Articles of Incorporation.

The Board believes that eliminating such superfluous provisions will streamline the Company’s corporate charter and avoid the possibility of confusion regarding the applicability of the expired provisions.  The Board further believes that correcting various typographical errors will improve the readability of the corporate charter and reduce the likelihood of confusion.  None of these proposed amendments reflected in the attached marked version of the Amended and Restated Articles of Incorporation will result in any substantive change in the Company’s capitalization or corporate structure or in the rights, privileges and protections afforded to shareholders under the current Articles of Incorporation.

The Board recommends a vote FOR approval of the amendment of the Articles of Incorporation of the Company to eliminate provisions which have expired by their terms or are otherwise superfluous and to correct typographical errors.

PROPOSAL SIX:
APPROVAL OF 2015 LONG TERM INCENTIVE PLAN

On September 16, 2014, the Board unanimously adopted the Pizza Inn Holdings, Inc. 2015 Long Term Incentive Plan (the “2015 LTIP”), subject to shareholder approval.  The Board believes that the 2015 LTIP will benefit the Company by authorizing a variety of long term incentive compensation arrangements that may be used to attract, retain and reward high quality directors, officers and employees of the Company and/or its subsidiaries.  The Board believes that this arrangement will further align the interests of directors, officers and eligible employees with those of the Company’s shareholders.

The 2015 LTIP will become effective on the later of June 1, 2015, or the calendar day immediately following the date that the 2015 LTIP is approved by the shareholders of the Company.  If the 2015 LTIP is approved by the shareholders, it will terminate on the tenth anniversary of its effective date. Upon effectiveness, the 2015 Plan will supersede the existing 2005 Employee Stock Option Award Plan of the Company and the existing 2005 Nonemployee Director Stock Option Award Plan of the Company, both of which expire by their terms on June 23, 2015..

The Board recommends a vote FOR approval of the 2015 LTIP.

Description of the 2015 LTIP
The description of the 2015 LTIP set forth below is a summary of its principal features as proposed to be amended.  This summary, however, does not purport to be a complete description of all of the provisions of the 2015 LTIP and is qualified in its entirety by reference to the full text of the 2015 LTIP, a copy of which is attached hereto as Exhibit B.

Administration. The 2015 LTIP is administered by the Compensation Committee of the Board. The Compensation Committee has the authority to grant awards under the 2015 LTIP and to determine the terms and conditions of such awards.

Shares Available. The maximum aggregate number of shares of Common Stock with respect to which options, restricted shares, restricted stock units, and rights granted without accompanying options may be granted from time to time under the 2015 LTIP is 1,200,000 shares. Shares with respect to which awards are granted may be, in whole or in part, authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock reacquired and held in treasury, as the Board from time to time determines. If for any reason (other than the surrender of options or Deemed Options, as defined below, upon exercise of rights) any shares as to which an option has been granted cease to be subject to purchase under the option, or any restricted shares are forfeited, or any shares cease to be issuable with respect to restricted stock units, or any right issued without accompanying options terminates or expires without being exercised, then the shares in respect of which such option or right was granted, or which relate to such restricted shares or restricted stock units, will become available for subsequent awards under the 2015 LTIP.  As of October 3, 2014, the closing price of the Common Stock on Nasdaq was $7.83 per share.

Eligibility. Awards under the 2015 LTIP are granted only to persons who are employed by the Company or its subsidiaries or who are non-employee directors. In determining the employees to whom awards are granted, the number of shares of Common Stock with respect to which each award is granted and the terms and conditions of each award, the Compensation Committee takes into account, among other things, the nature of the employee’s duties and his or her present and potential contributions to the Company’s growth and success.  As of September 16, 2014, the Company had approximately 300 eligible employees.

Types of Awards. The following types of awards may be granted under the 2015 LTIP:
•	incentive stock options under Section 422 of the Internal Revenue Code (“IRC”);
•	non-qualified stock options, which are stock options other than incentive stock options;
•	restricted shares;
•	restricted stock units; and
•	rights, either with or without accompanying options.

Awards may be granted on the terms and conditions discussed below. In addition, the Compensation Committee may impose on any award or the exercise thereof such additional terms and conditions as they determine, including performance conditions, terms requiring forfeiture of awards in the event of termination of employment and terms permitting an award holder to make elections relating to his or her award. The Compensation Committee retains full power and discretion to accelerate or waive any term or condition of an award that is not mandatory under the 2015 LTIP. The term of each award is for such period as may be determined by the Compensation Committee, but not to exceed ten years.

Unless permitted by the Compensation Committee pursuant to the express terms of an award agreement, awards are generally not transferable other than by will or the laws of descent and distribution. The Compensation Committee may allow for the transfer of awards prior to an award holder’s death pursuant to a qualified domestic relations order and to certain immediate family members or entities related to an immediate family member even in the absence of a qualified domestic relations order.

Prohibition on Repricing. No award may be repriced, replaced, regranted through cancellation or modified without shareholder approval, except in connection with a change in capitalization of the Company, if the effect would be to reduce the exercise price for shares of Common Stock underlying the award.

Terms and Conditions of Stock Options. The 2015 LTIP authorizes grants of incentive stock options and non-qualified stock options to eligible persons. The exercise price of each stock option granted under the 2015 LTIP may vary, but must not be less than the fair market value of the shares as of the grant date. Options may not be exercised as to less than 100 shares of Common Stock (or less than the number of full shares of Common Stock, if less than 100 shares). The Compensation Committee may determine the methods and form of payment for the exercise price of a stock option. Unless otherwise provided, all options become 100% vested when the grantee retires at or after retirement age, the grantee dies or becomes totally and permanently disabled, or a change in control occurs. Prior to 100% vesting, options become exercisable in cumulative installments and upon events as determined by the Compensation Committee.

Terms and Conditions of Restricted Shares. The 2015 LTIP authorizes grants of restricted shares. Restricted shares are shares of Common Stock subject to a restricted period of up to ten years, as determined by the Compensation Committee. Except to the extent set forth in a particular award, a person granted restricted shares will generally have all of the rights of a shareholder, including the right to vote the restricted shares. However, during any period that restricted shares are subject to restrictions imposed by the Compensation Committee, the restricted shares may not be transferred or encumbered by an award holder. Upon termination of employment during the restricted period, restricted shares will be forfeited and reacquired by the Company. The Compensation Committee may determine the time or times at which, and the circumstances under which, any restrictions imposed on restricted shares will lapse and may shorten or waive a restricted period.

Terms and Conditions of Restricted Stock Units.  Restricted stock units represent the right to receive shares of the Common Stock upon the satisfaction of vesting requirements, performance criteria and other terms and conditions established by the Compensation Committee.  The holders of restricted stock units have no rights as shareholders unless and until all such requirements are satisfied and the shares have been issued.  Restricted stock units are subject to a minimum vesting period of twelve consecutive months unless the Compensation Committee provides for accelerated vesting upon the grantee’s retirement at or after retirement age, the grantee’s death or total and permanent disability, or a change in control. The Compensation Committee may also, in its sole discretion, accelerate the vesting of any restricted stock unit at any time. Unless otherwise determined by the Compensation Committee, if an employee to whom restricted stock units have been awarded ceases to be an employee of the Company prior to vesting of all such restricted stock units and the satisfaction of any other conditions prescribed by the Committee for any reason other than death, total and permanent disability, or retirement at or after retirement age, the employee immediately forfeits all unvested restricted stock units.

Terms and Conditions of Rights. The 2015 LTIP authorizes awards of primary rights with or without accompanying options or additional rights with accompanying options. A primary right granted without a corresponding option is deemed to have been accompanied by a “Deemed Option.” A Deemed Option serves only to establish the terms and conditions of the primary right, has no value, and cannot be exercised to obtain shares of Common Stock.

A right granted in connection with an option must be granted at the time the option is granted. Each right is subject to the same terms and conditions as the related option or Deemed Option, and is exercisable only to the extent the option or Deemed Option is exercisable. At the time of grant of a primary right not granted in connection with an option, the Compensation Committee will set forth the terms and conditions of the corresponding Deemed Option. The terms and conditions of such Deemed Option will include all terms and conditions that at the time of grant are required and, in the discretion of the Compensation Committee, may include any additional terms and conditions that at such time are permitted to be included in options granted under the 2015 LTIP.

A primary right entitles the holder to surrender unexercised the related option or Deemed Option (or any portion thereof) and to receive in exchange for each surrendered option, Deemed Option or portion thereof, subject to the provisions of the 2015 LTIP and regulations established by the Compensation Committee, a payment having an aggregate value equal to the excess of the fair market value per share of the Common Stock on the exercise date over the per share exercise price of the option or Deemed Option. Upon exercise of a primary right, payment may be made in the form of cash, shares of Common Stock, or a combination of both, as elected by the holder. Shares of Common Stock paid upon exercise of a primary right will be valued at the fair market value per share of the Common Stock on the exercise date. Cash will be paid in lieu of any fractional share based upon the fair market value per share of the Common Stock on the exercise date. Generally, no payment will be required from the holder upon exercise of a primary right. An additional right entitles the holder to receive, upon the exercise of a related option, a cash payment equal to a percentage of the product determined by multiplying the excess of the fair market value per share of the Common Stock on the date of exercise of the related option over the option price per share at which such option is exercisable, by the number of shares with respect to which the related option is being exercised.

Amendment and Termination. The Board has the right to amend, suspend or terminate the 2015 LTIP at any time, except that an amendment is subject to shareholder approval if such approval is required to comply with the IRC, the rules of any securities exchange or market system on which the Company’s securities are listed or admitted to trading at the time such amendment is adopted, or any other applicable laws. The Board may delegate to the Compensation Committee all or any portion of such authority. If the 2015 LTIP is terminated, the terms of the 2015 LTIP will, notwithstanding such termination, continue to apply to awards granted prior to such termination. In addition, no suspension, termination, modification or amendment of the 2015 LTIP may, without the consent of the grantee to whom an award was granted, adversely affect the rights of such grantee under such award.

Change in Control. Upon the occurrence of a change in control, with respect only to awards held by employees and directors (and their permitted transferees) at the occurrence of the change in control, (1) all outstanding rights and options will immediately become fully vested and exercisable in full, including that portion of any right or option that has not yet become exercisable; (2) the restriction period of any restricted shares will immediately be accelerated and the restrictions will expire; and (3) all restricted stock units will immediately be fully vested. A holder will not forfeit the right to exercise the award during the remainder of the original term of the award because of a change in control or because the holder’s employment is terminated for any reason following a change in control.

Section 16(b) Liability. The Company intends that the grant of any awards to or other transaction by an award recipient who is subject to Section 16(b) of the Exchange Act will be exempt from liability under Section 16(b) pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such award recipient). Accordingly, if a provision of the 2015 LTIP or any award agreement does not comply with the requirements of Rule 16b-3 promulgated under the Exchange Act, such provision will be deemed amended to the extent necessary to conform to Rule 16b-3 so that the award recipient avoids liability under Section 16(b) of the Exchange Act.

Federal Income Tax Consequences of Awards under the 2015 LTIP
Set forth below is a summary of the federal income tax consequences to award recipients and to the Company as a result of the grant and exercise of awards under the 2015 LTIP.  This summary is based on statutory provisions, Treasury regulations thereunder, judicial decisions, and IRS rulings in effect on the date hereof.  This summary does not discuss any potential foreign, state, or local tax consequences.

Non-Qualified Stock Options and Incentive Stock Options.  Option holders will not realize taxable income upon the grant of a non-qualified stock option.  Upon the exercise of a non-qualified stock option, an option holder will recognize ordinary compensation income (subject to withholding by the Company or a subsidiary) in an amount equal to the excess of the amount of cash and the fair market value of the shares of Common Stock received over the exercise price paid for the shares.  An option holder will generally have a tax basis in any shares received upon exercise of a non-qualified stock option that equals the fair market value of such shares on the date of exercise.  Subject to the limitations on deductibility discussed below, the Company (or a subsidiary) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by an option holder under the foregoing rules.

Recipients of incentive stock options will not have taxable income upon the grant or exercise of the incentive stock option.  Upon exercise of an incentive stock option, the excess of the fair market value of the shares of Common Stock received over the exercise price will increase the alternative minimum taxable income of the option holder, which may cause the option holder to incur alternative minimum tax.  The payment of any alternative minimum tax attributable to the exercise of an incentive stock option would be allowed as a credit against the option holder’s regular tax liability in a later year to the extent that the option holder’s regular tax liability is in excess of the alternative minimum tax for that year.  Upon the disposition of shares of Common Stock acquired upon exercise of an incentive stock option that have been held for at least two years from the date of grant and one year from the date of exercise of the incentive stock option, an option holder will generally recognize capital gain (or loss) equal to the excess (or shortfall) of the amount received in the disposition over the exercise price paid by the option holder for the shares.   However, if an option holder disposes of shares that have not been held for the requisite holding period (a “disqualifying disposition”), the option holder will recognize ordinary compensation income in the year of the disqualifying disposition in an amount equal to the amount by which the fair market value of the shares at the time of exercise of the incentive stock option (or, if less, the amount realized in an arm’s-length disqualifying disposition to an unrelated party) exceeds the exercise price paid by the option holder for such shares.  An option holder will also recognize capital gain to the extent the amount realized in the disqualifying disposition exceeds the fair market value of the shares on the exercise date.

The Company and its subsidiaries will generally not be entitled to any federal income tax deduction upon the grant or exercise of an incentive stock option, unless an option holder makes a disqualifying disposition of the shares of Common Stock.  If an option holder makes a disqualifying disposition, the Company (or a subsidiary) will then, subject to the limitations on deductibility discussed below, be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by an option holder under the rules described in the preceding paragraph.

Under current rulings, if an option holder transfers previously held shares of Common Stock (other than shares acquired by exercise of an incentive stock option that have not been held for the requisite holding period) in satisfaction of part or all of the exercise price of a non-qualified stock option or incentive stock option, no additional gain will be recognized on the transfer of such previously held shares in satisfaction of the non-qualified stock option or incentive stock option exercise price (although an option holder would still recognize ordinary compensation income upon exercise of a non-qualified stock option in the manner described above).  Moreover, that number of shares received upon exercise which equals the number of shares of previously held shares of Common Stock surrendered in satisfaction of the non-qualified stock option or incentive stock option exercise price will have a tax basis that equals, and a holding period that includes, the tax basis and holding period of the previously held shares surrendered in satisfaction of the non-qualified stock option or incentive stock option exercise price.  Any additional shares of Common Stock received upon exercise will have a tax basis that equals the amount of cash (if any) paid by the option holder, plus the amount of compensation income recognized by the option holder under the rules described above.

Restricted Shares.  Generally, a recipient of restricted shares will recognize ordinary compensation income as a result of the receipt of restricted shares in an amount equal to the fair market value of the shares of Common Stock when such shares first cease to be subject to a prohibition on transfer or to a substantial risk of forfeiture.  The amount of income realized will be the value of the shares at the date the shares first become transferable or cease to be subject to substantial risk of forfeiture.  However, if such a recipient makes a valid election under IRC Section 83(b), the restricted shares will be taxable at the date of receipt of the shares and the recipient will realize ordinary income upon the grant of the restricted shares in an amount equal to the value of the shares without regard to the restrictions on transferability and the risk of forfeiture.

Restricted Stock Units.  Recipients of restricted stock units will recognize ordinary compensation income at the time they become entitled to receive Common Stock for their restricted stock units.  The amount of income realized will be the fair market value of the Common Stock on the date they become entitled to receive the Common Stock.  Recipients of restricted stock units are not entitled to make an election under IRC Section 83(b).

Rights.  A holder of a right will not recognize taxable income upon the grant of a right.  Upon the exercise of a right, the holder will recognize ordinary compensation income (subject to withholding by the Company or a subsidiary) in an amount equal to the excess of the amount of cash and the fair market value of the shares of Common Stock received over the exercise price (if any).  A right holder will generally have a tax basis in any shares received pursuant to the exercise of a right that equals the fair market value of such shares on the date of exercise.  Subject to the limitations on deductibility discussed below, the Company (or a subsidiary) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a right holder.

Withholding.  An award recipient will be subject to withholding for federal, and any applicable state and local, income taxes at the time the award recipient recognizes income under the rules described above.  Subject to the limitations on deductibility discussed below, the Company (or a subsidiary) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by an award recipient under the foregoing rules.

Limitations on Deductibility.  In order for the amounts described above to be deductible by the Company (or a subsidiary), such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses.  The ability of the Company (or a subsidiary) to obtain a deduction for future payments under the 2015 LTIP could also in some circumstances be limited by the golden parachute payment rules of IRC Section 280G, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of a corporation.  Finally, IRC Section 162(m) limits to $1.0 million the deductibility of most compensation paid during a taxable year of the Company to certain executive officers of the Company.

PROPOSAL SEVEN:
RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

The Audit Committee has selected Montgomery Coscia Greilich LLP, independent registered public accounting firm (“MCG”), as the independent auditors of the Company for fiscal year 2015.  As a matter of good corporate governance, the Audit Committee has determined to submit its selection to shareholders for ratification.  Shareholder ratification of the appointment is not required by our Bylaws or by any other applicable law.  In the event our selection of auditors is not ratified by a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting, the Audit Committee will reconsider whether or not to retain MCG.  Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

A representative of MCG is expected to be present at the Annual Meeting, to be available to respond to appropriate questions and to have an opportunity to make a statement.

The Board of Directors recommends a vote “FOR” the ratification of the selection of Montgomery Coscia Greilich LLP as the Company’s independent registered public accounting firm for fiscal year 2015.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

The Company is committed to maintaining the highest standards of business conduct and corporate governance, which we believe are essential to running our business efficiently, serving our shareholders well and maintaining the Company’s integrity in the marketplace.  The Company has adopted a Code of Business Conduct that applies to all Company employees and directors and a Financial Code of Conduct for financial managers.  These codes work in conjunction with the Company’s Articles of Incorporation, Bylaws and various Board committee charters, and together form the framework for governance of the Company.  These documents are available at the Company’s website at www.pizzainn.com.  We will post on this website any amendments to the Code of Business Conduct or waivers of the Code of Business Conduct for directors or executive officers.

The business of the Company is managed under the direction of the Board.  Each director is expected to make reasonable efforts to attend board meetings, meetings of committees of which such director is a member and the annual meeting of shareholders.  The Board intends to comply with the corporate governance requirements of the SEC and Nasdaq in order to assure that the Board will have the necessary practices in place to review and evaluate the Company’s business operations as needed and to make decisions that are independent of the Company’s management.

Board Independence and Independence Standards
Each of the Company’s current directors qualifies as “independent” in accordance with published Nasdaq listing requirements.  An independent director must not have any relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  The Board considers all relevant facts and circumstances in assessing each director’s relationship with the Company.  Independent directors meet at least twice annually apart from management representatives.

Board Structure and Committee Composition
The Board has four standing committees: (1) Executive Committee, (2) Audit Committee, (3) Compensation Committee, and (4) Nominating and Governance Committee.  Current copies of the charters for the Audit Committee, Compensation Committee and Nominating and Governance Committee are available on the Company’s website at www.pizzainn.com.  Below is a description of the primary functions performed by each committee.  Each committee has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities.  The Board has determined that each current member of each committee meets the applicable laws and regulations regarding “independence” and that each member is free of any relationship that would interfere with his individual exercise of independent judgment.

Executive Committee.  The Executive Committee considers issues as directed by the Chairman of the Board.  It also may exercise the authority of the Board between Board meetings, except to the extent that the Board has delegated authority to another committee or to other persons, and except as otherwise limited by Missouri law.

Audit Committee.  The responsibilities of the Audit Committee include reviewing: (a) the financial reports and other financial information provided by the Company to any governmental body or the public; (b) the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; (c) the Company’s auditing, accounting and financial reporting processes generally; and (d) the terms of transactions between the Company and related parties. The Audit Committee also performs such other functions as the Board may from time to time assign to the committee.  In performing its duties, the Audit Committee seeks to maintain an effective working relationship with the Board, the independent accountants and management of the Company.  The specific duties and functions of the Audit Committee are set forth in the Audit Committee Charter.  This charter is reviewed annually and updated as necessary to reflect changes in regulatory requirements, authoritative guidelines and evolving practices.

The report of the Audit Committee is included in this Proxy Statement.

Compensation Committee.  The primary responsibilities of the Compensation Committee are: (a) to review and recommend to the Board the compensation of the Chief Executive Officer and other officers of the Company; (b) to review executive bonus plan allocations; (c) to oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs; (d) to oversee the Company’s administration of its equity-based compensation and other benefit plans; and (e) to approve grants of stock options to officers and employees of the Company under its stock option plans.  The Board determines whether the Compensation Committee will take action as a committee or will make recommendations to the Board.  In fiscal 2014, the Compensation Committee determined the compensation of the Company’s executive officers and delegated to the Company’s President and Chief Executive Officer the authority to determine the compensation of other employees within parameters established by the Compensation Committee.  It is the Company’s practice to have the Chief Executive Officer make recommendations to the Compensation Committee with regard to compensation for its other executive officers. The specific duties and functions of the Compensation Committee are set forth in its charter.

Nominating and Governance Committee.  The primary responsibilities of the Nominating and Governance Committee are: (a) to recommend the slate of director nominees for election to the Board; (b) to identify and recommend candidates to fill vacancies occurring between annual shareholder meetings; and (c) to review, evaluate and recommend changes to the Company’s corporate governance practices.  The Nominating and Governance Committee’s role includes periodic review of the compensation paid to non-employee directors for annual retainers and meeting fees and making recommendations to the Board for any adjustments.  The specific responsibilities and functions of the Nominating and Governance Committee are set forth in its charter.

Review and Evaluation of Director Qualifications
From time to time the Nominating and Governance Committee reviews the Board to assess the skills and characteristics required of Board members in the context of the current composition of the Board.  This assessment involves numerous facets, including: diversity of background, business experience and other factors; understanding of and achievements in the restaurant industry; board service; business, finance, and marketing expertise; and community involvement.  These factors, and any other qualifications considered useful by the Nominating and Governance Committee, are reviewed in the context of an assessment of the perceived needs of the Board at a particular point.  As a result, the priorities and emphasis of the Nominating and Governance Committee and of the Board may change from time to time to take into account changes in business and other trends, and the portfolio of skills and experience of current and prospective Board members.  Therefore, while focused on the achievement and the ability of potential candidates to make a positive contribution with respect to such factors, the Nominating and Governance Committee has not established specific minimum criteria or qualifications that a nominee must possess.

Identifying and Evaluating Candidates for Director
When Board vacancies are anticipated or otherwise arise, the Nominating and Governance Committee considers various potential candidates for director.  The process followed by the Nominating and Corporate Governance Committee to identify and evaluate candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of the Nominating and Corporate Governance Committee and the Board.  In general, candidates for nomination to the Board are suggested by Board members or by employees, and may come from professional search firms or shareholders.  In fiscal 2014, the Company did not employ a search firm or pay fees to third parties in connection with seeking or evaluating Board nominee candidates.  Assuming that appropriate biographical and background material is provided for candidates recommended by shareholders on a timely basis, the Nominating and Corporate Governance Committee will evaluate director candidates recommended by shareholders by following substantially the same process, and applying substantially the same criteria, as it follows for director candidates submitted by Board members.

Criteria and Diversity
 In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, including candidates recommended by shareholders, the Nominating and Corporate Governance Committee will apply the criteria set forth in the Company’s Corporate Governance Guidelines. These criteria include finding candidates who bring the background, knowledge, experience, skill sets, and expertise that would strengthen and increase the diversity of the Board. The Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.  The Company believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.  Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

Shareholder Recommendations and Nominations
The policy of the Nominating and Governance Committee is to consider properly submitted shareholder recommendations of candidates for membership on the Board, as described above under “Identifying and Evaluating Candidates for Director.” Any shareholder recommendations proposed for consideration by the Nominating and Governance Committee should include the candidate’s name and qualifications for Board membership and should be addressed to:

Corporate Secretary
Pizza Inn Holdings, Inc.
3551 Plano Parkway
The Colony, TX 75056
Fax: (469) 384-5061
E-mail:  corporate_secretary@pihq.com

Shareholders may nominate directors for consideration at an annual shareholders meeting and solicit proxies in favor of such nominees.  The Nominating and Governance Committee evaluates candidates proposed by shareholders using the same criteria as for other candidates.  For a description of the process for nominating directors in accordance with the Company’s Bylaws, see “Questions and Answers – Shareholder Proposals and Director Nominations – 26.  How may I recommend or nominate individuals to serve as directors?”  The Company has not received any shareholder nominations for director for the 2014 Annual Meeting of Shareholders.

Board and Committee Meetings
The Board met four times during the 2014 fiscal year.  The Company encourages all directors to attend each Annual Meeting of the shareholders, but has no formal policy requiring attendance.  All current directors attended the prior year’s annual shareholders meeting and 75% or more of the Board meetings and meetings of the committees on which they served.  Below is a table that provides current membership and fiscal year 2014 meeting information for each of the Board committees:

Name	Executive	Audit	Compensation	Nominating & Governance
Mark E. Schwarz	X*
Clinton J. Coleman			X*	X*
William C. Hammett, Jr.		X*		X
Steven M. Johnson			X
Robert B. Page	X	X
Ramon D. Phillips	X	X	X
James K. Zielke				X
Number of Meetings in Fiscal 2014	--	5	2	1
*	Committee chairman.

Leadership Structure
We separate the roles of Chief Executive Officer and Chairman of the Board. The Chief Executive Officer is responsible for setting the strategic direction for the Company, providing day to day leadership and achieving the performance goals of the Company.  The Chairman of the Board leads the activities of the Board in providing oversight to management, provides guidance to the Chief Executive Officer and serves as a liaison between management and the Board.  The Board believes that separating the roles of the Chairman and Chief Executive Officer enhances the ability of the Board to objectively evaluate the management and operations of the Company for the benefit of shareholders.

Risk Oversight
The Board has an active role, as a whole and at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee oversees management of financial risks. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board of Directors and potential conflicts of interest.  Through committee reports, the entire Board of Directors is regularly informed regarding the nature and management of the risks overseen by each of its committees.

Communications from Shareholders to the Board
The Board recommends that shareholders initiate any communications with the Board in writing in care of:

Corporate Secretary
Pizza Inn Holdings, Inc.
3551 Plano Parkway
The Colony, TX 75056
Fax: (469) 384-5061
E-mail:  corporate_secretary@pihq.com

This centralized process assists the Board in reviewing and responding appropriately to shareholder communications.  The names of specific intended Board members should be noted in the communication.  The Board has instructed the Corporate Secretary to forward such correspondence only to the intended recipients.  However, the Board has also instructed the Corporate Secretary to review such correspondence prior to forwarding and in his discretion not to forward items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration.  In such cases, the correspondence may be forwarded elsewhere in the Company for review and possible response.

Director Compensation
The Chairman of the Board receives an annual retainer of $23,000 and the other non-employee directors receive an annual retainer of $17,000.  Each non-employee director additionally receives a fee of $1,000 for each Board meeting attended and a fee of $250 for each Committee meeting attended. Directors are also reimbursed for their reasonable expenses in connection with attending Board and committee meetings.

In addition to an annual retainer and meeting fees, each non-employee director is eligible to receive stock option awards under the 2005 Director Plan.  Under the 2005 Director Plan, eligible directors automatically receive, as of the first day of the Company’s fiscal year, options for Common Stock equal to twice the number of shares of Common Stock purchased during the preceding fiscal year or purchased by exercise of previously granted options during the first ten days of the current fiscal year.   Stock options granted under the 2005 Director Plan have an exercise price equal to the market price of the Common Stock on the date of grant, are first exercisable one year after grant and expire to the extent unexercised after ten years.  Each eligible director is entitled to options for no more than 40,000 shares per fiscal year under the terms of the 2005 Director Plan.  The 2005 Director Plan expires prior to the end of the current fiscal year and, therefore, no additional automatic option grants are available thereunder.

The following table summarizes compensation earned by each person who served as a non-employee director during fiscal 2014.

Name	Fees Earned ($)	Option Awards ($) (1)	Total ($)
Mark E. Schwarz (2)	27,000	--	27,000
Clinton J. Coleman (2)	21,500	21,586	43,086
William C. Hammett, Jr. (2)	22,500	--	22,500
Steven M. Johnson (2)	21,250	--	21,250
Robert B. Page (2)	22,250	--	22,250
Ramon D. Phillips (2)	22,250	--	22,250
James K. Zielke (2)	21,250	--	21,250

(1)
Reflects the fair value of each stock option estimated on the date of grant using the Black-Scholes option pricing model.  Assumptions used in calculating this amount are included in Note H to the Company’s Annual Report on Form 10-K for the fiscal year ended June 29, 2014.

(2)
In fiscal 2014, stock options to purchase 8,664 shares were granted under the 2005 Director Plan to Mr. Coleman which fully vested one year from the date of grant.  As of June 29, 2014, Messrs. Page and Phillips held no unexercised stock options and Messrs. Schwarz, Coleman, Hammett, Johnson and Zielke held unexercised stock options for 95,000, 160,170, 40,000, 70,000 and 77,000 shares, respectively.

EXECUTIVE OFFICERS

The following table sets forth certain information regarding the Company’s current executive officers:

Name	Age	Position	Executive Officer Since
Randall E. Gier	54	President and Chief Executive Officer	2012
Timothy E. Mullany	39	Chief Financial Officer	2014

Randall E. Gier was appointed President and Chief Executive Officer of the Company in November 2012.  Mr. Gier is a member and manager of Savvy Fare Restaurants LLC, which he co-founded in 2010 and which operates Cedars Woodfire Grill restaurants.  From 2010 until January 2012, he served as the Chief Marketing Officer for Borden Dairy Company.  From 2004 to 2009, Mr. Gier served as Executive Vice President of Marketing and R&D for Dr. Pepper Snapple Group, Inc. and its predecessor, the North American beverage business of Cadbury Schweppes, plc.  From 2002 to 2004, he was the Chief Marketing Officer for Yum! Brands International. From 1997 to 2002, Mr. Gier was Chief Marketing Officer for Pizza Hut Inc., and from 1996 to 1997 was Chief Marketing Officer for KFC Corporation.

Timothy E. Mullany was appointed Chief Financial Officer of the Company in April 2014.  Mr. Mullany had since 2011 served as the Chief Financial Officer of Restaurants Unlimited, Inc., a food service company owning and operating over 20 brands.  From 2009 to 2011, he simultaneously served as Chief Financial Officer of Smashburger Master LLC and Consumer Capital Partners, which owned the Smashburger fast-casual and Quiznos quick-service restaurant concepts, respectively.  From 2007 to 2009, Mr. Mullany was the Chief Financial Officer of Global Portfolio Advisors, Ltd., a company providing an array of brokerage clearing services.  From 2004 to 2007, he served as the Chief Executive Officer of Mystic Entertainment Company, which owned and operated restaurant and entertainment venues, and briefly held the position of Chief Financial Officer for its parent company.  Previously, Mr. Mullany was a Senior Associate for Venture Capital at J.P. Morgan & Co. from 2000 to 2002, was an Investment Banking Analyst with Bank of America Merrill Lynch from 1999 to 2000, and was a Senior Associate at KPMG LLP from 1997 to 1999.  .

SUMMARY COMPENSATION TABLE

The following table summarizes the compensation earned during the fiscal years ending June 29, 2014 and June 30, 2013 by each person who served as an executive officer of the Company at any time during fiscal 2014 (the “Named Executive Officers”):

Name and Principal Position(s)	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($) (1)(2)	All Other Compensation ($) (3)	Total ($)
Randall E. Gier President and Chief Executive Officer (4)	2014 2013	351,415 212,002	-- --	103,005 144,513	5,100 --	459,520 356,515
Timothy E. Mullany (Chief Financial Officer) (5)	2014 2013	31,731 --	-- --	48,247 --	-- --	79,978 --
Madison A. Jobe (Senior Vice President and Chief Development Officer) (6)	2014 2013	156,238 198,379	-- --	-- --	3,780 1,687	160,018 200,066

(1)
Reflects the fair value of each stock option estimated on the date of grant using the Black-Scholes option pricing model.  Assumptions used in calculating this amount are included in Note H to the Company’s Annual Report on Form 10-K for the fiscal year ended June 29, 2014.

(2)
On October 4, 2011, Mr. Jobe was conditionally granted options to purchase 50,000 shares of Common Stock at the grant date fair market value, of which he earned options to purchase 16,000 shares by the purchase of one-quarter that number of shares of Common Stock on or before the first anniversary of the award.  On November 8, 2012, Mr. Gier was unconditionally granted options to purchase 230,000 shares of Common Stock and was conditionally granted options to purchase 120,000 shares of Common Stock, all of which he earned by the purchase of one-quarter that number of shares of Common Stock on or before the first anniversary of the award.  On November 6, 2013, Mr. Gier was conditionally granted options to purchase 15,000 shares of Common Stock, all of which he has earned by the purchase of one-quarter that number of shares of Common Stock on or before the first anniversary of the award.  In all cases, options granted to these executive officers vest 10%, 20%, 30% and 40% on the first, second, third and fourth anniversaries of the grant date. (See also, “Outstanding Equity Awards at Fiscal Year-End.”)

(3)	Represents the Company’s matching contribution to 401(k) plan.

(4)	Mr. Gier was appointed President and Chief Executive Officer effective November 8, 2012.

(5)	Mr. Mullany was appointed Chief Financial Officer on April 30, 2014.

(6)	Mr. Jobe resigned as Senior Vice President and Chief Development Officer effective February 12, 2014.

EMPLOYMENT ARRANGEMENTS

The current Named Executive Officers are at-will employees pursuant to employment letters specifying their initial base pay and stock options, their eligibility for annual discretionary bonuses, their eligibility to participate under the 2005 Employee Stock Option Award Plan and their right to other benefits generally available to the Company’s employees.  None of the current Named Executive Officers are covered under a general severance plan and any severance benefits payable to them would be determined by the Compensation Committee in its discretion.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information regarding outstanding equity awards at June 29, 2014, for all the Named Executive Officers of the Company.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date
Randall E. Gier	35,000 --	315,000 15,000	2.56 8.16	11/08/2022 11/06/2023
Timothy E. Mullany	--	100,000	6.03	05/05/2024
Madison A. Jobe (3)	--	--	--	--

(1)	All options vest 10%, 20%, 30% and 40% on the first, second, third and fourth anniversaries of the grant date, respectively.

(2)	Mr. Jobe’s unexercised options expired upon his resignation effective February 12, 2014.

INDEPENDENT AUDITORS

The Audit Committee has selected Montgomery Coscia Greilich LLP, as the independent auditors of the Company for fiscal year 2015.  MCG has audited the Company’s financial statements for the fiscal years ended June 29, 2014 and June 30, 2013.  A representative of MCG is expected to be present at the Annual Meeting, to be available to respond to appropriate questions and to have an opportunity to make a statement.

The following table shows the fees the Company paid or accrued for audit and other services provided by MCG for fiscal years 2014 and 2013.

	2014	2013
Audit Fees	$112,875	$107,029
Audit-Related Fees	--	$5,712
Tax Fees	$56,350	$45,495
All Other Fees	--	--
Total	$169,225	$158,236

Audit Fees.  This category represents aggregate fees billed by MCG for professional services rendered for the audit of the Company’s annual financial statements for the fiscal years ended June 29, 2014 and June 30, 2013, and the reviews of the financial statements included in the Company’s Forms 10-Q for those fiscal years.

Audit-Related Fees.  These fees represent amounts billed by MCG for work related to the Company’s filing of  registration statements on Form S-3.

Tax Fees.  These fees consist of amounts billed by MCG for work related to tax return preparation and related services.

Pre-Approval of Services of the Independent Auditor
The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the independent auditors.  Audit Committee policy requires all services provided by MCG to be pre-approved by the Audit Committee.  Pre-approval applies to audit services, audit-related services, tax services and other services. In some cases, pre-approval is provided by the full Audit Committee for up to a year, and relates to a particular defined task or scope of work and is subject to a specific budget.  In other cases, the Chairman of the Audit Committee has the delegated authority from the Audit Committee to pre-approve additional services, and such pre-approvals are then communicated to the full Audit Committee.  In fiscal 2014, all audit and non-audit services performed by MCG were pre-approved by the Audit Committee.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls.  The Audit Committee is currently composed of three directors and acts under a written charter approved and adopted by the Board.  The Audit Committee reviews its charter on an annual basis.  Each of the members is independent as defined by all Nasdaq and SEC requirements.  The Board annually reviews the relevant definitions of independence for audit committee members and makes an annual determination of the independence of Audit Committee members.

The Board of Directors has determined that at least one member of the Audit Committee, Mr. Phillips, is an “audit committee financial expert,” as defined by SEC rules and regulations.  This designation does not impose upon Mr. Phillips any duty, obligation or liability that is greater than is generally imposed on him as a member of the Audit Committee and the Board, and his designation as an audit committee financial expert does not affect the duty, obligation or liability of any other member of the Audit Committee or the Board.  For an overview of Mr. Phillips’ relevant experience, see “Election of Directors” above.

The Audit Committee reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended June 29, 2014.  It also discussed with MCG the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”).  In addition, the Audit Committee has received the written disclosures and the letter from MCG required by applicable requirements of the PCAOB regarding MCG’s communications with the Audit Committee concerning independence and the Audit Committee discussed with MCG that firm’s independence.

The Audit Committee is responsible for recommending to the Board that the Company’s financial statements be included in the Company’s annual report.  Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations.  The Company’s independent auditor, MCG, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements to generally accepted accounting principles.

Based on the discussions with MCG concerning the audit, the financial statement review, and other such matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended June 29, 2014 be included in the Company’s 2014 Annual Report on Form 10-K for filing with the SEC.

Submitted to the Board by the undersigned members of the Audit Committee.

Audit Committee
William C. Hammett, Jr., Chairman
Robert B. Page
Ramon D. Phillips

 The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, except to the extent that the Company specifically incorporates the Audit Committee Report therein by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information as of the Record Date concerning beneficial ownership of the Common Stock of the Company by:

 •           Any person or group known to beneficially own more than 5% of the Company’s Common Stock;
 •           Each current director and current Named Executive Officer of the Company; and
 •           All current directors and current Named Executive Officers as a group.

The information provided in the table is based on the Company’s records, information filed with the SEC and other information provided to the Company.  The number of shares beneficially owned by each person or group is determined under SEC rules, and the information is not necessarily indicative of ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the person or group has sole or shared voting or investment power and includes any shares that the person or group has the right to acquire within 60 days after the Record Date through the exercise of any stock option or other right. Unless otherwise indicated, (a) all persons have sole voting and investment power (or share such powers with their spouse) with respect to the shares shown as beneficially owned by them, (b) the mailing address for all persons is the same as that of the Company, and (c) the directors and current Named Executive Officers have not pledged as security any of the shares beneficially owned by them.

Beneficial Owner	No. of Shares Beneficially Owned	Percent Of Class
5% Beneficial Owners:
Newcastle Partners, L.P. (1)	1,729,773	18.6
Newcastle Partners, L.P. (2)(3) Newcastle Capital Management, L.P. (2)(3) Newcastle Capital Group, L.L.C. (2)(3) NCM Services, Inc. (2)(3) Schwarz 2012 Family Trust (2)(3) Hallmark Financial Services, Inc. (2)(3) American Hallmark Insurance Company of Texas (2)(3) Hallmark Insurance Company (2)(3) Hallmark Specialty Insurance Company (2)(3) Mark E. Schwarz (2)(3) Clinton J. Coleman (2)(3)	3,190,798	33.3
Directors and Current Named Executive Officers:
Mark E. Schwarz (2)(3)	3,190,798	33.3
Clinton J. Coleman (2)(3)	3,190,798	33.3
William C. Hammett, Jr. (4)	60,000	*
Steven M. Johnson (4)	80,000	*
Robert B. Page	---	---
Ramon D. Phillips (5)	16,923	*
James K. Zielke (4)	98,800	1.1
Randall E. Gier (4)	80,000	*
Timothy E. Mullany (4)	16,700	*
All directors and Named Executive Officers (3)(4)(5)	3,573,701	36.6
*Represents less than 1.0%.

(1)
The general partner of Newcastle Partners, L.P. (“NP”) is Newcastle Capital Management, L.P. (“NCM”), the general partner of NCM is Newcastle Capital Group, L.L.C. (“NCG”), the sole member of NCG is NCM Services, Inc. (“NCMS”), the sole shareholder of NCMS is the Schwarz 2012 Family Trust (“Schwarz Trust”) and the sole trustee of the Schwarz Trust is Mark E. Schwarz. Accordingly, each of NCM, NCG, NCMS, the Schwarz Trust and Mr. Schwarz may be deemed to beneficially own the shares of Common Stock directly owned by NP.

(2)
NP, NCM, NCG, NCMS, the Schwarz Trust, Mr. Schwarz, Mr. Coleman, Hallmark Financial Services, Inc. (“HFS”), American Hallmark Insurance Company of Texas (“AHIC”), Hallmark Insurance Company (“HIC”) and Hallmark Specialty Insurance Company (“HSIC”) may be considered a “group” for purposes of Section 13(d)(3) of the Exchange Act.  Accordingly, each member of such group may be deemed to share voting and investment power over and beneficially own all shares of the Common Stock owned by all other members of the group.   The address for NP, NCM, NCG, NCMS, the Schwarz Trust, Mr. Schwarz and Mr. Coleman is 200 Crescent Court, Suite 1400, Dallas, Texas 75201.  The address for HFS, AHIC, HIC and HSIC is 777 Main Street, Suite 1000, Fort Worth, Texas  76102.

(3)
Includes (a) 1,729,773 shares directly owned by NP, (b) 782,395 shares directly owned by AHIC, (c) 124,117 shares directly owned by HIC, (d) 124,117 shares directly owned by HSIC, (e) 80,691 shares directly owned by Mr. Schwarz and 95,000 shares which may be acquired by Mr. Schwarz pursuant to currently exercisable options, and (f) 94,535 shares directly owned by Mr. Coleman and 130,170 shares which may be acquired by Mr. Coleman pursuant to currently exercisable options.

(4)
Includes the following shares which may be acquired pursuant to options exercisable currently or within 60 days of the Record Date:  (a) for Mr. Hammett, 40,000 shares; (b) for Mr. Johnson, 70,000 shares; (c) for Mr. Zielke, 77,000 shares; and (d) for Mr. Gier, 30,480 shares.

(5)	Includes 5,333 shares over which Mr. Phillips shares voting and dispositive power by virtue of his position as a director and officer of the corporation holding such shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers, directors and beneficial owners of more than 10% of the Common Stock to report their ownership of and transactions in the Common Stock to the SEC and to furnish the Company with copies of such reports.  The Company believes that, during the preceding fiscal year, all of the Company’s executive officers, directors and beneficial owners of more than 10% of Common Stock timely filed all reports required by Section 16(a) of the Act, except that NCMS was late filing a Form 3 upon its formation.  In making these statements, the Company has relied upon examination of copies of Forms 3, 4 and 5, and amendments thereto, provided to the Company and the representations of its directors, executive officers and 10% shareholders.

RELATED PARTY TRANSACTIONS

On February 20, 2014, the Company entered into an Advisory Services Agreement (the “ASA”) with NCMS pursuant to which NCMS provides certain advisory and consulting services to the Company.  NCMS is indirectly owned and controlled by Mark E. Schwarz, the Chairman of the Company.  Another director of the Company, Mr. Coleman, is an employee of NCMS. The term of the ASA commenced December 30, 2013, and will continue for four fiscal quarters of the Company and quarterly thereafter until terminated by either party.  Pursuant to the ASA, NCMS is to be paid an initial fee of $150,000, quarterly fees of $50,000 and an additional fee of up to $50,000 per quarter not to exceed an aggregate of $100,000 in additional fees.  The quarterly and additional fees are waived if the Company is not in compliance with all financial covenants under its primary credit facility or to the extent that payment of those fees would result in non-compliance with such financial covenants.  During fiscal 2014, the Company accrued $219,225 in fees due under the ASA.

MISCELLANEOUS

A copy of our 2014 Annual Report, which includes our Form 10-K for the fiscal year ended June 29, 2014, is enclosed.  Shareholders may request another free copy of our 2014 Annual Report from:

Pizza Inn Holdings, Inc.
Attn: Investor Relations
3551 Plano Parkway
The Colony, TX 75056
(800) 880-9955

Current and prospective investors may also access the 2014 Annual Report on the Investor Relations page of our web site at www.pizzainn.com.  We will also furnish any exhibit to the 2014 Form 10-K as specifically requested.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT OR ANNEXED HERETO TO VOTE ON THE MATTERS SET FORTH ABOVE. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED OCTOBER 6, 2014. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY OTHER DATE.

EXHIBIT A

AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
~~PIZZA INN HOLDINGS~~RAVE RESTAURANT GROUP, INC.

~~The undersigned natural person of the age of eighteen years or more, acting as incorporator of a corporation under~~RAVE RESTAURANT GROUP, INC. (the “Corporation”), pursuant to the provisions of Sections 351.106 and 351.107 of the General and Business Corporation Law of Missouri, hereby ~~adopts the following~~amends and restates its Articles of Incorporation ~~for such corporation.~~to read as follows:

ARTICLE I.

The name of this Corporation shall be ~~Pizza Inn Holdings~~Rave Restaurant Group, Inc.

ARTICLE II.

The period of the Corporation’s duration is perpetual.

ARTICLE III.

The purposes for which this Corporation is organized are the following:

(1) To acquire, lease, own, hold, manage, conduct and/or otherwise operate a fast food service facility and/or facilities, including, but not limited to, food vending facilities, and/or other connection therewith to conduct, perform and/or otherwise operate services and facilities ancillary thereto.

(2) To acquire, and pay for in cash, stock or bonds of this Corporation or otherwise, the good will, rights, assets and property, and to undertake or assume the whole or any part of the obligations or liabilities of any person, firm, association or corporation.

(3) To acquire, hold, use, sell, assign, mortgage, lease and grant licenses and franchises in respect of, letters patent of the United States or any foreign country, patent rights, licenses and privileges, inventions, improvements and processes, copyrights, trademarks and trade names, relating to or useful in connection with any business of this Corporation.

(4) To acquire by purchase, subscription or otherwise and to receive, hold, own, guarantee, sell, assign, exchange, transfer, mortgage, pledge or otherwise dispose of or deal in and with any of the shares of the capital stock, or voting trust certificates in respect of the shares of the capital stock, scrip, warrants, rights, bonds, debentures, notes, trust receipts, and other securities, obligations, choses in action and evidences of indebtedness or interest issued or created by any corporations, joint stock companies, syndicates, associations, firms, trusts or persons, public or private, or by the government of the United States of America, or by any foreign government, or by any state, territory, province, municipality or other political subdivision or by any governmental agency and as owner thereof to possess and exercise all the rights, power sand privileges of ownership, including the right to execute consents and vote thereon, and to do any and all acts and things, necessary or advisable for the preservation, protection, improvement and enhancement invention value thereof.

(5) To borrow or raise moneys for any of the purposes of the Corporation, and from time to time without limit as to amount, to draw, make, accept, endorse, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable or non-negotiable instruments and evidences of indebtedness, and to secure the payment of any thereof and of the interest thereon by mortgage upon or pledge, conveyance or assignment in trust of the whole or any part of the property of the corporation, whether at the time owned or thereafter acquired, and to sell, pledge or otherwise dispose of such bonds or other obligations of the Corporation and for its corporate purposes.

(6) To purchase, receive, take by grant, gift, devise, bequest or otherwise, lease, or otherwise acquire, own, hold, improve, employ, use and otherwise deal in and with real or personal property, or any interest therein, wherever situated, and to sell, convey, lease, exchange, transfer or otherwise dispose of, or mortgage or pledge, all or any of the Corporation’s property and assets, or any interest therein, wherever situated.

(7) To purchase, receive or otherwise acquire, hold, own, pledge, transfer or otherwise dispose of its own shares, provided that it shall not purchase, either directly or indirectly, its own shares when its net assets are less than its stated capital or when, by so doing, its net assets would be reduced below its stated capital.

(8) To aid either by loans or by guarantee of securities or in any other manner, any corporation, domestic or foreign, any shares of stock, or any bonds, debentures, evidences of indebtedness or other securities whereof are held by this Corporation or in which it shall have any interest, and to do any acts designed to protect, preserve, improve, or enhance the value of any property at any time held or controlled by this Corporation or in which it at the time may be interest.

(9) To do any or all of the things hereinabove enumerated alone for its own account, or for the account of others, or as the agent for others, or in association with others or by or through others, and to enter into all lawful contracts and undertakings in respect thereof.

(10) To have one or more offices, to conduct its business, carry on its operations and promote its objects within and without the State of Missouri, in other states, the District of Columbia, the territories, colonies and dependencies of the United States, in foreign countries and anywhere in the World, without restriction as to place, manner or amount, but subject to the laws applicable thereto; and to do any or all of the things herein set forth to the same extent as a natural person might or could do and in any part of the world, either alone or in company with others.

(11) In general, to carry on any other business in connection with each and all of the foregoing or incidental thereto, and to carry on, transact and engage in any and every lawful business or other lawful thing calculated to be of gain, profit or benefit to the Corporation as fully and freely as a natural person might do, to the extent and in the manner, and anywhere within and without the State of Missouri, as it may from time to time determine; and to have and exercise each and all of the powers and privileges, either direct or incidental, which are given and provided by or are available under the laws of the State of Missouri in respect of general and business corporations organized for profit thereunder; provided, however, that the Corporation shall not engage in any activity for which a Corporation may not be formed under the laws of the State of Missouri.

None of the purposes and powers specified in any of the paragraphs of this ARTICLE III shall be in any way limited or restricted by reference to or inference from the terms of any other paragraph, and the purposes and powers specified in each of the paragraphs of this ARTICLE III shall be regarded as independent purposes and powers.  The enumeration of specific purposes and powers in this ARTICLE III shall not be construed to restrict in any manner the general purposes and powers of this Corporation, nor shall the expression of one thing be deemed to exclude another, although it be of like nature.  The enumeration of purposes or powers herein shall not be deemed to exclude or in any way limit by inference any purposes or powers which this Corporation has power to exercise, whether expressly by the laws of the State of Missouri, nor hereafter in effect, or implied by any reasonable construction of such laws.

ARTICLE IV.

The total number and designation of shares of capital stock that the Corporation shall have the authority to issue is Twenty-Six Million (26,000,000) shares of Common Stock, with the par value of one cent ($.01) per share~~, and Five Million (5,000,000) shares of Preferred Stock, with the par value of one dollar ($1.00) per share~~.

Each holder of Common Stock shall be entitled to cast one (1) vote for each share of Common Stock issued and outstanding in his or her name.  No Common Stock shall be issued without voting rights.  ~~Except as hereinafter provided in Section 5.7, Preferred Stock shall be non-voting unless converted to Common Stock.~~

~~ARTICLE V.~~

~~5.1.                      The distinctive designation of the series of Preferred Stock authorized hereby shall be “10% Non-Voting Cumulative Convertible Preferred Stock” (the “Preferred Stock”).  The number of authorized shares of Preferred Stock shall be 5,000,000.  Shares of Preferred Stock which have been issued and reacquired in any manner, including shares purchased or redeemed, shall (upon compliance with any applicable provisions of the General Corporation Law of Missouri) have the status of authorized and unissued shares.  The Preferred Stock shall only be issued prior to August 1, 1992 in lieu of payment of interest on the Term Loan pursuant to the Amended and Restated Credit Agreement.  Any reallocation of the respective interests of Lloyds Bank Plc and Kleinwort Benson Limited between themselves with respect to ownership of the Preferred Stock shall not be subject to the provisions of Section 4.10.  Except as hereinafter provided in Section 5.7, the Preferred Stock shall be non-voting; provided, however, that the Preferred Stock may be converted into voting Common Stock as hereinafter set forth in Section 5.5 hereof.~~

~~5.2.                      The holders of shares of Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, dividends at the annual rate of ten percent ($0.10) per share, and no more.  Such dividend shall be cumulative and shall be payable within 110 days after the end of the Corporation’s fiscal year commencing with the first fiscal year ended subsequent to the issuance of any shares of Preferred Stock and within 110 days of the end of each fiscal year ended thereafter (each of such dates being a “dividend payment date”) with respect to each fiscal year of the Corporation ending subsequent to the issuance of any shares of Preferred Stock, to stockholders of record on the respective date, not exceeding 50 days preceding such dividend payment date, as shall be fixed for this purpose by the Board of Directors in advance of payment of each particular dividend.  In the event that Preferred Stock has been outstanding for less than a full fiscal year or the Corporation shall have changed its fiscal year, as the case may be, such dividend shall accrue at the annual rate of 10% only for such period of time as such Preferred Stock shall have been issued and outstanding.  All dividends paid with respect to shares of Preferred Stock shall be paid pro rata to the holders entitled thereto.  Dividends on such Preferred Stock shall be fully cumulative and shall accrue (whether or not earned or declared) from and after their respective issuance date.  Holders of Preferred Stock will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends.  No interest or sum of money in lieu of interest shall be payable in respect of any accumulated unpaid dividends.~~

~~5.3.                      (a)                      In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, then, before any distribution or payment shall be made to the holders of Common Stock, the holders of shares of Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its shareholders an amount in cash equal to $1.00 for each share of Preferred Stock outstanding (which amount is hereinafter referred to as the “liquidation preference”), together with an amount in cash equal to all accrued and unpaid dividends thereon to the date fixed for liquidation, dissolution or winding up.  Except as provided in the preceding sentence, holders of Preferred Stock shall not be entitled to any distribution in the event of liquidation, dissolution or winding up of the affairs of the Corporation.  If the assets of the Corporation are not sufficient to pay in full the liquidation payments payable to the holders of outstanding shares of the Preferred Stock, then the holders of all such shares shall share ratably in any distribution of assets in accordance with the amount which would be payable on such distribution if the amounts to which the holders of outstanding shares of Preferred Stock are entitled were paid in full.~~

~~(b)           For the purposes of this Section 5.3, neither the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Corporation nor the consolidation or merger of the Corporation with any other corporation shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the Corporation, unless such voluntary sale, conveyance, exchange, transfer, consolidation, or merger shall be in connection with a plan of liquidation, dissolution or winding up of the Corporation.~~

~~5.4.                      (a)                      Subject to subsection (b) of this Section 5.4, to the extent the Corporation shall have funds legally available for such redemption, the Corporation, at the option of the Board of Directors, may redeem, in whole or in part, the shares of Preferred Stock at the time outstanding, at any time or from time to time, upon notice given as hereinafter specified, at a redemption price of $1.00 per share, together with accrued and unpaid dividends thereon to the redemption date.~~

~~(b)           Notwithstanding the foregoing provisions of Section 5.4(a) hereof, unless the full cumulative dividends on all outstanding shares of preferred Stock shall have been paid or contemporaneously are declared and paid for all past dividend periods, none of the shares of preferred Stock shall be redeemed pursuant to Section 5.4(a) hereof unless all outstanding shares of Preferred Stock are simultaneously redeemed.~~

~~(c)           On or prior to 100 days after the end of each fiscal year of the Corporation, commencing with the fiscal year ending in 1991, to the extent the Corporation shall have funds legally available therefor, the Corporation shall apply an amount equal to Excess Cash Flow as of the end of the immediately preceding fiscal year of the Corporation to mandatory redemption, in whole or in part, of the shares of Preferred Stock at the time outstanding, upon notice given as hereinafter specified, at a redemption price of $1.00 per share, together with accrued and unpaid dividends thereon to the redemption date.  If any shares of Preferred Stock shall be outstanding on August 1, 1995, to the extent the Corporation shall have funds legally available for such payment, the Corporation shall redeem all outstanding shares of Preferred Stock at a redemption price of $1.00 per share, together with accrued and unpaid dividends thereon to the redemption date.~~

~~(d)           If the Corporation shall fail to discharge its obligation to redeem any outstanding shares of Preferred Stock pursuant to Section 5.4(c) hereof (the “Mandatory Redemption Obligation”), the Mandatory Redemption Obligation shall be discharged as soon as the Corporation is able to discharge such Mandatory Redemption Obligation.  If and so long as the Mandatory Redemption Obligation with respect to the Preferred Stock shall not be fully discharged, the Corporation shall not declare or pay any dividend or make any distribution on, or, directly or indirectly, purchase, redeem or satisfy any mandatory redemption, sinking and/or other similar obligations in respect of Common Stock (other than as a result of a reclassification of Common Stock, or the exchange or conversion of one class or series of Common Stock for or into another class or series of Common Stock, or other than through the use of the proceeds of a substantially contemporaneous sale of the Common Stock) or any warrants, rights or options exercisable for or convertible into any of the Common Stock.~~

~~(e)           In the event that fewer than all the outstanding shares of Preferred Stock are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors and the shares shall be redeemed on a pro rata basis among holders of Preferred Stock.~~

~~(f)           In the event that the Corporation shall redeem shares of Preferred Stock, notice of every redemption of shares of Preferred Stock shall be mailed by first class mail, postage prepaid, and mailed not less than 30 days nor more than 60 days prior to the redemption date addressed to the holders of record of the shares to be redeemed at their respective last addresses as they shall appear on the books of the Corporation; provided, however, that failure to give such notice or any defect therein or in the mailing thereof shall not affect the validity of the procedure for the redemption of any shares of Preferred Stock to be redeemed except as to any holder to whom the Corporation has failed to give such notice or except as to any holder to whom notice was defective.  Each such notice shall state:  (i) the redemption date; (ii) the number of shares of Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accrue on such redemption date.~~

~~(g)           Notice having been mailed as aforesaid and provided that on or before the redemption date specified in such notice all funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares so called for redemption, so as to be and to continue to be available therefor, then, from and after the redemption date dividends on the shares of Preferred Stock so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding and shall not have the status of shares of Preferred Stock, and all rights of the holders thereof as shareholders of the Corporation (except the right to receive from the Corporation the redemption price and any accrued and unpaid dividends) shall cease.  Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid.  In case fewer than all the shares represented by any such certificate are redeemed, a new certificate or certificates shall be issued representing the unredeemed shares without cost to the holder thereof.~~

~~5.5.                      Upon the occurrence of a default resulting from the Corporation’s failure to make a scheduled payment of principal or accrued interest on the Term Loan, the Revolving Credit Loan or the Asset Paydown Loan (as such loans are defined in the Plan) and the continuance of such default for 90 calendar days, the Agent for the Banks (as defined in the Plan) will be entitled to convert all shares of Preferred Stock into shares of Common Stock equal to 51% of the issued and outstanding shares of Common Stock on a fully diluted basis; provided, however, that the Agent will only be entitled to consummate the foregoing conversion if at the time of default the Agent is holding shares of Preferred Stock with an aggregate par value equal to or greater than $250,000.00; and provided further that in the event the Corporation has reduced the outstanding principal indebtedness on such loans to an aggregate of $15,000,000.00, the Preferred Stock will be converted into a lesser percentage of Common Stock on a fully diluted basis as defined by the following formula:  (par value of Preferred Stock held by the Agent on the date of exercise of conversion, divided by the par value of the maximum amount of Preferred Stock previously issued) times 51%.~~

~~5.6.~~ No holder of shares of stock authorized or issued pursuant to this ARTICLE IV ~~or this ARTICLE V~~ shall have any preferential or preemptive rights of subscription to any shares of capital stock of this Corporation, either now or hereafter authorized, or to any obligations convertible into capital stock of this Corporation, issued or sold, nor any rights of subscription to any thereof~~, other than such rights, if any, as are hereinabove stated in this Article V with respect to the Preferred Stock~~.

~~5.7.                      The holders of the Common Stock shall have the exclusive right to vote upon all questions presented for shareholder vote, and the holders of the Preferred Stock shall have no right to vote upon any such question except as otherwise expressly provided by Missouri law, these Articles of Incorporation or by any other law, rule or regulation to which the Corporation is or may become subject.~~

~~5.8.                      The Corporation reserves the right to alter, amend, or repeal any provision contained in its Articles of Incorporation in the manner now or hereafter prescribed by the statutes of Missouri, and all rights and powers conferred herein are granted subject to this reservation; and, in particular, the Corporation reserves the right and privilege to amend its Articles of Incorporation from time to time so as to authorize other or additional classes of shares (including preferential shares), to increase or decrease the number of shares of any class now or hereafter authorized, to establish, limit or deny to stockholders of any class the right to purchase or subscribe for any shares of stock of the Corporation of any class, whether now or hereafter authorized or whether issued for cash, property or services or as a dividend or otherwise, or to purchase or subscribe for any obligations, bonds, notes, debentures, or securities or stock convertible into shares of stock of the Corporation or carrying or evidencing any right to purchase shares of stock of any class, and to vary the preferences, priorities, special powers, qualifications, limitations, restrictions and the special or relative rights or other characteristics in respect to the shares of each class, and to accept and avail itself of or subject itself to, the provisions of any statutes of Missouri hereafter enacted pertaining to general and business corporations, to exercise all the rights, powers and privileges conferred upon corporations organized thereunder or accepting the provisions thereof and to assume the obligations and duties imposed therein, upon the affirmative vote of the holders of a majority of the shares of each class whose separate vote is required thereon.~~

ARTICLE V.

[INTENTIONALLY DELETED]

ARTICLE VI.

In the absence of fraud, no contract or other transaction between the Corporation and any other person, corporation, firm, syndicate, association, partnership, or joint venture shall be wholly or partially invalidated or otherwise affected by reason of the fact that one or more of the directors of the Corporation are or are to become Directors or officers of such other corporation, firm, syndicate or association, or members of such partnership or joint venture, or are pecuniarily or otherwise interested in such contractual transaction, provided, that the fact such director or directors of the Corporation are so situated or so interested or both, shall be disclosed or shall have been known to the Board of Directors of the Corporation.  Any director or directors of the Corporation who is also a director or officer of such other corporation, firm, syndicate or association, or a member of such partnership, or joint venture, or pecuniarily or otherwise interested in such contract or transaction, may be counted for the purpose of determining the existence of a quorum at any meeting of the Board of Directors of the Corporation which shall authorize any such contract or transaction and in the absence of fraud, and as long as he acts in good faith, any such director may vote ~~there at~~thereat to authorize any such contract or transaction, with like force and effect as if he were not a director or officer of such other corporation, firm, syndicate, or association, or a member of such partnership or joint venture, or pecuniarily or otherwise interested in such contract or transaction; it is expressly provided, however, that the Board of Directors may not authorize the contract or transaction without the affirmative vote of a majority of the disinterested directors, even though the disinterested directors constitute less than a quorum.

ARTICLE VII.

The street address of the registered office of the Corporation is 300-B East High Street, Jefferson City, Missouri 65101, and the registered agent at such address is National Registered Agents, Inc.

ARTICLE VIII.

The business and affairs of the Corporation shall be managed by, or under the direction of, a Board of Directors consisting of one or more directors.  The number of directors ~~to constitute the Board of Directors is seven (7)~~of the Corporation shall be fixed by, or in the manner provided in, the Bylaws of the Corporation.

~~Beginning with the Company’s 2004 annual meeting of shareholders there shall be one (1) class of directors, who shall be elected annually.  Those directors currently referred to as Class I Directors, who are nominated for election at the 2004 annual meeting of shareholders, if elected, will hold office until the 2005 annual meeting of shareholders, at which time they, or their successors, must be nominated for election as members of a single class of directors. Those directors currently referred to as Class II Directors, who were elected at the 2003 annual meeting of shareholders to hold office until the 2005 annual meeting of shareholders, will complete their terms at the 2005 annual meeting of shareholders, at which time they, or their successors, must be nominated for election as members of a single class of directors. Any director elected to fill any vacancy on the Board of Directors shall hold office for the remainder of the full term of the director whose position such newly elected director fills.~~There shall be one (1) class of directors, who shall be elected annually.

Any vacancy on the Board of Directors arising from the death, resignation, retirement, disqualification or removal from office of one or more directors may be filled by a majority of the Board of Directors then in office, although less than a quorum, or by a sole remaining director.  ~~At any time until August 1, 1995, the shareholders shall have the power by vote of the holders of 75% of the shares of stock then entitled to vote at any meeting expressly called for that purpose, to remove any director from office with or without cause; provided, however, that notwithstanding the foregoing, during the initial terms of office of the Class I and Class II Directors, no director shall be removed from office except for cause, cause being defined solely as fraud, physical disability or mental incapacity.~~  Any director elected to fill a vacancy shall have the same remaining term as that of his or her predecessor.

The method of nomination and conduct of the election of directors at the annual meeting of shareholders shall be prescribed in the ~~By-Laws.~~

~~8.5.                      Notwithstanding any other provision of these Articles of Incorporation, until August 1, 1995, no amendment, alteration or repeal of this Article VIII shall be effective unless approved by the holders of shares of stock of the Corporation representing at least 75% of the votes entitled to be cast thereon at a meeting of the shareholders duly called for consideration of such amendment~~Bylaws.

ARTICLE IX.

The private property of the stockholders shall not be subject to the payment of the corporate debts of the Corporation.

ARTICLE X.

The Corporation shall have and exercise all powers and rights conferred upon corporations by the General and Business Corporation Law of Missouri and any enlargement of such powers conferred by subsequent legislative acts; and, in addition thereto, the Corporation shall have and exercise all powers and rights, not otherwise denied corporations by the General and Business Corporation Law of Missouri, as are necessary, suitable, proper, convenient or expedient to the attainment of the purposes set forth in Article III above.

Except as may be otherwise specifically provided by statute, or the Articles of Incorporation or the ~~By-laws~~Bylaws of the Corporation, as from time to time amended, all powers of management, direction and control of the Corporation shall be, and hereby are, vested in the Board of Directors.

The ~~By-laws~~Bylaws of the Corporation may from time to time be altered, amended, suspended or repealed, or new ~~By-laws~~Bylaws may be adopted by a majority vote of the Board of Directors, subject to any and all restrictions imposed, or prohibitions provided, by the General and Business Corporation Law of Missouri.

The Board of Directors may designate an Executive Committee in the manner and subject to the limitations set forth in the ~~By-laws~~Bylaws of the Corporation.

The directors shall have power to hold their meetings and to keep the books (except any books required to be kept in the State of Missouri, pursuant to the laws thereof) at any place within or without the State of Missouri.

ARTICLE XI.

The Corporation may agree to the terms and conditions upon which any director or officer accepts his office or position and in its ~~By-laws~~Bylaws or by contract may agree to indemnify and protect each and all of such persons and any person who, at the request of the Corporation served as a director or officer of another Corporation in which this Corporation owned stock against all costs and expenses reasonably incurred by any or all of them, and all liability imposed or threatened to be imposed upon any or all of them, by reason of or arising out of their or any of them being or having been a director or officer of this Corporation or of such other corporation; but any such ~~By-law~~Bylaw or contractual  provision shall not be exclusive of any other right or rights of any such director or officer to be indemnified and protected against such costs and liabilities which he may otherwise possess.

The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceedings, whether civil, criminal, administrative or investigative (other than an action by or in the right of this Corporation) by reason of the fact that he is or was a director, officer, employee or agent of this Corporation, or is or was serving at the request of this Corporation as a director, officer, employee, partner, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines, taxes and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of this Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of this Corporation, and, with respect to any criminal action or proceeding, that he had reasonable cause to believe that his conduct was unlawful.

This Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit by or in the right of this Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of this Corporation, or is or was serving at the request of this Corporation as a director, officer, employee, partner, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of this Corporation except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the Court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court shall deem proper. Any indemnification under this Article XI (unless ordered by a Court) shall be made by this Corporation only as authorized in the specific instance upon a determination that indemnification of the director, officer, employee, partner, trustee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in this Article XI.  Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (2) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or (3) by the shareholders.  To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in this Article XI, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the action, suit, or proceeding.

Expenses incurred in defending any actual or threatened civil or criminal action, suit or proceeding may be paid by this Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific instance upon receipt of an undertaking by or on behalf of the director, officer, employee, partner, trustee or agent to repay such amount unless it shall be ultimately determined that he is entitled to be indemnified by the Corporation as authorized in this Article XI.

The indemnification provided by this Article XI shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any ~~By-law~~Bylaw, agreement, vote of shareholders or disinterested Directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has caused to be a director, officer, employee, partner, trustee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

For the purposes of this Article XI, references to this “Corporation” include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a director, officer, employee, partner, trustee or agent of such a constituent corporation as a director, officer, employee, partner, trustee or agent of another enterprise shall stand in the same position under the provisions of this Article XI with respect to the resulting surviving corporation in the same capacity.

In the event any provision of this Article XI shall be held invalid by any court of competent jurisdiction, such holding shall not invalidate any other provisions of this Article XI and any other provisions of this Article XI shall be construed as if such invalid provisions had not been contained in this Article XI.

~~ARTICLE XII.~~

~~The name and physical business address of the incorporator is Charles R. Morrison, 3551 Plano Parkway, The Colony, Texas 75056.~~

~~IN WITNESS WHEREOF these Articles of Incorporation have been executed by the incorporator this 25th day of August, 2011.~~

~~Charles R. Morrison, Incorporator~~

EXHIBIT B

PIZZA INN HOLDINGS, INC.
2015 LONG TERM INCENTIVE PLAN

Section 1 Purpose

PIZZA INN HOLDINGS, INC. (the “Corporation”) establishes this 2015 LONG TERM INCENTIVE PLAN (the “2015 Plan”) to:

(a) attract and retain key executive and managerial employees;

(b) motivate participating employees, by means of appropriate incentives, to achieve long-range goals;

(c) attract and retain well-qualified individuals to serve as members of the Corporation’s Board of Directors (the “Board”);

(d) provide incentive compensation opportunities that are competitive with those of other similar enterprises; and

(e) further identify the interests of directors and eligible employees with those of the Corporation’s stockholders through compensation alternatives based on the Corporation’s common stock, $0.01 par value per share (the “Common Stock”);

and thereby promote the long-term financial interest of the Corporation, including the growth in value of the Corporation’s equity and enhancement of long-term stockholder return.

Section 2 Scope

Awards under the 2015 Plan may be granted in the form of (a) incentive stock options (“incentive stock options”) as provided in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), (b) non-qualified stock options (“non-qualified options”) (unless otherwise indicated, references in the 2015 Plan to “options” include incentive stock options and non-qualified options), (c) shares of the Common Stock that are restricted as provided in Section 12 hereof (“restricted shares”), or (d) units representing the right to receive shares of the Common Stock as provided in Section 13 hereof (“restricted stock units”).  Stock appreciation rights (“rights”) may accompany options. Rights may also be granted without accompanying options. The maximum aggregate number of shares of Common Stock with respect to which options, restricted shares, restricted stock units, and rights granted without accompanying options may be granted from time to time under the 2015 Plan shall be 1,200,000 shares (subject to adjustment as described in Section 16 hereof).  Shares of Common Stock with respect to which awards are granted may be, in whole or in part, authorized and unissued shares or authorized and issued shares reacquired and held in the treasury of the Corporation, as the Board shall from time to time determine. If for any reason (other than the surrender of options or Deemed Options (as defined in Section 9(b)) upon exercise of rights as provided in Section 9 hereof) any shares as to which an option has been granted cease to be subject to purchase thereunder, or any restricted shares are forfeited to the Corporation, or any shares cease to be issuable with respect to restricted stock units, or any right issued without accompanying options terminates or expires without being exercised, then the shares in respect of which such option or right was granted, or which relate to such restricted shares or restricted stock units, shall become available for subsequent awards under the 2015 Plan.

Section 3 Effective Date

The 2015 Plan shall become effective on the later of June 1, 2015, or the calendar day immediately following the date the 2015 Plan is approved by the stockholders of the Corporation.  If the stockholders of the Corporation approve the 2015 Plan, it shall terminate on the tenth anniversary of its effective date. Upon effectiveness, the 2015 Plan will supersede both the existing 2005 Employee Stock Option Award Plan of the Company and the existing 2005 Nonemployee Director Stock Option Award Plan of the Company.

Section 4 Administration

(a)   The 2015 Plan shall be administered, construed and interpreted solely by the Compensation Committee, or any successor thereto, of the Board (the “Committee”). The Committee shall consist of two or more directors.  Unless otherwise determined by the Board,  each member of the Compensation Committee shall be (i) a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and (ii) an “outside director” as defined under Section 162(m) of the Code, unless administration of this Plan by “outside directors” is not then required in order to qualify for tax deductibility under Section 162(m) of the Code.

(b) Subject to the express provisions of Rule 16b-3 promulgated under the 1934 Act and Treasury regulation §1.162-27, the Committee shall have plenary authority in its sole discretion, and subject to the express provisions of the 2015 Plan, to:

(i) Grant options and to determine the purchase price of the Common Stock covered by each option (the “exercise price”), the term of each option, the employees to whom and the time or times at which options shall be granted and the number of shares to be covered by each option;

(ii) Designate options as incentive stock options or non-qualified options and to determine which options shall be accompanied by rights;

(iii) Grant rights without accompanying options and to determine the employees to whom and the time or times at which such rights shall be granted and the exercise price, term, and number of shares of Common Stock covered by any Deemed Option corresponding thereto;

(iv) Grant restricted shares and to determine the term of the restricted period and other conditions applicable to such restricted shares, the employees to whom and the time or times at which restricted shares shall be granted and the number of restricted shares to be covered by each grant;

2015 Long Term Incentive Plan

(v) Grant restricted stock units and to determine the period of continued employment prior to the vesting of all or any portion of the restricted stock units (the “vesting period”), any criteria pertaining to the performance of the Corporation or any of its subsidiaries, divisions or business units which may be a condition to the issuance of shares attributable to all or any portion of restricted stock units (“performance criteria”), and any other conditions applicable to such restricted stock units; and further to determine the employees to whom and the time or times at which restricted stock units shall be granted and the number of shares (or formula for determining the number of shares) of Common Stock to be covered by each grant;

(vi) Interpret the 2015 Plan and prescribe, amend and rescind rules and regulations relating to the 2015 Plan;

(vii) Determine the terms and provisions of the option, right, restricted share and restricted stock unit agreements entered into in connection with awards under the 2015 Plan;

(viii) Prepare and distribute in such manner as the Committee determines to be appropriate information concerning the 2015 Plan; and

(ix) Make all other determinations deemed necessary or advisable for the administration of the 2015 Plan.

The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the 2015 Plan; provided, however, that the Committee shall not delegate its authority to construe and interpret the 2015 Plan, to determine which employees may participate in the 2015 Plan, or to make grants of options, restricted shares, restricted stock units and rights, or any authority which pertains to awards granted to persons subject to Section 16(b) of the 1934 Act or Section 162(m) of the Code.

(c) Subject to the express provisions of Rule 16b-3 promulgated under the 1934 Act and Treasury regulation §1.162-27, the Committee may adopt such rules as it deems necessary, desirable or appropriate. The Committee may act at a meeting or in writing without a meeting. The Committee shall elect one of its members as chairman, appoint a secretary (who may or may not be a Committee member) and advise the Board of such actions. The secretary shall keep a record of all minutes and forward all necessary communications to the Corporation. A majority of the Committee shall constitute a quorum. All decisions of the Committee shall be made by a vote of not less than a majority of the Committee members present at a meeting of the Committee at which a quorum is present or by a written consent signed by all of the members of the Committee. A dissenting Committee member who, within a reasonable time after he has knowledge of any action or failure to act in accordance with the preceding sentence, registers his dissent in writing delivered to the other Committee members and to the Board, shall not be responsible for any such action or failure to act.

2015 Long Term Incentive Plan

(d) The Corporation shall pay all usual and reasonable expenses of the Committee, and no member shall receive compensation with respect to his services for the Committee except as may be authorized by the Board. The Committee may employ attorneys, consultants, accountants or other persons, and the Committee, the Corporation and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all employees who have received awards, the Corporation and all other interested persons. No member of the Committee shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the 2015 Plan or awards made thereunder, and the Corporation shall indemnify and hold harmless each member of the Committee against all loss, cost, expenses or damages occasioned by any act or omission to act in connection with any such action, determination or interpretation under or of the 2015 Plan, consistent with the Corporation’s articles of incorporation and bylaws.

(e) Subject to such limitations or restrictions as may be imposed by the Code or other applicable law, the Committee may grant to an employee who has been granted an award under the 2015 Plan or any other benefit plan maintained by the Corporation or any of its subsidiaries, or any predecessor or successor thereto, in exchange for the surrender and cancellation of such prior award, a new award with such terms and conditions as the Committee may deem appropriate and consistent with the provisions of the 2015 Plan.

(f) At any time that a member of the Committee is not a “qualified member” (which shall mean a member who is (i) a “non-employee director” within the meaning of Rule 16b-3(b)(3) promulgated under the 1934 Act and (ii) an “outside director” within the meaning of Treasury regulation §1.162-27), any action of the Committee relating to an award granted or to be granted to an employee who is then subject to Section 16 of the 1934 Act in respect of the Corporation, or relating to an award intended by the Committee to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code and regulations thereunder, may be taken either (A) by a subcommittee, designated by the Committee, composed solely of two or more qualified members, or (B) by the Committee but with each such member who is not a qualified member abstaining or recusing himself or herself from such action; provided, however, that, upon such abstention or recusal, the Committee remains composed solely of two or more qualified members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-qualified member(s), shall be the action of the Committee for purposes of this Plan. Any action of the Committee shall be final, conclusive and binding on all persons.

(g) Notwithstanding the powers of the Committee set forth in this Section 4, no award may be repriced, replaced, regranted through cancellation, or modified without approval of the Corporation’s stockholders (except in connection with a change in the Corporation’s capitalization as described in Section 16) if the effect would be to reduce the exercise price for the shares of Common Stock underlying such award.

Section 5 Eligibility Factors To Be Considered in Granting Awards

(a) Awards shall be granted only to persons who are employees of the Corporation or one or more of its subsidiaries (as defined below) or directors of the Corporation who are not employees of the Corporation (“non-employee directors”). In determining the individuals to whom awards shall be granted, the number of shares of Common Stock with respect to which each award shall be granted, and the terms and conditions of each award, the Committee shall take into account the nature of the individual’s duties, his or her present and potential contributions to the growth and success of the Corporation, and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the 2015 Plan.

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(b) For purposes of the 2015 Plan, the term “subsidiary” means any corporation (other than the Corporation) or other entity of which the Corporation owns, directly or indirectly, a majority of the voting power of the voting equity securities or other equity interests.

(c) Unless a different meaning is indicated or required by the context and except in the case of application of Section 10, the term “employee” as used in the Plan shall include a non-employee director of the Corporation, and the term “employed” or “employment” shall include service by a non-employee director as a member of the Board.

Section 6 Option Price; Fair Market Value

The per share exercise price of each option for shares of Common Stock shall be determined by the Committee, but shall not in any event be less than the Fair Market Value per Share on the date the option is granted. For purposes of the 2015 Plan, the term “Fair Market Value per Share” as of any date shall mean for shares of Common Stock with respect to which restricted shares, restricted stock units, options and rights shall be granted, (i) the closing price of the Common Stock on such date (or if there are no sales on such date, on the next preceding date on which there were sales), as reported on the principal consolidated transaction reporting system for the principal national securities exchange on which the Common Stock is listed or admitted to trading, or (ii) if the Common Stock is not listed or admitted to trading on any national securities exchange, the closing price of the Common Stock as reported on the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System (“Nasdaq”), or (iii) if the Common Stock is not listed or admitted to trading on the Nasdaq National Market System, the last quoted sales price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the Nasdaq System or such other system as may then be in use, or (iv) if the Common Stock is not reported on any such system and is not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board, or (v) if no such market maker is making a market in the Common Stock, the fair value of the Common Stock as determined in good faith by the Board; provided, however, that in any event the Fair Market Value per Share shall be appropriately adjusted to reflect events described in Section 16 hereof. The Committee shall determine the date on which an option is granted; provided, however, that such date is consistent with the Code and any applicable rules or regulations thereunder.  In the absence of such determination, the date on which the Committee adopts a resolution granting an option shall be considered the date on which such option is granted, so long as the employee to whom the option is granted is promptly notified of the grant and a written option agreement is duly executed as of the date of the resolution. The exercise price so determined shall also be applicable in connection with the exercise of any related right.

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Section 7 Term of Options

The term of each option granted under the 2015 Plan shall be as the Committee shall determine, but in no event shall any option have a term of more than 10 years from the date of grant, subject to earlier termination as provided in Sections 14 and 15 hereof. If the holder of an incentive stock option owns, at the time the incentive stock option is granted, stock of the Corporation possessing more than 10% of the combined voting power of all classes of stock of the Corporation or any subsidiary, the term of such incentive stock option shall not exceed five years from the date of grant.

Section 8 Exercise of Options

(a) Subject to the provisions of the 2015 Plan, and unless otherwise provided in the option agreement, an option granted under the 2015 Plan shall become 100% vested at the earliest of (i) the employee’s retirement from employment at or after Retirement Age (as defined in Section 14 hereof), (ii) the employee’s death or total and permanent disability (as defined in Section 15 hereof), or (iii) a Change in Control (as defined in Section 21 hereof). Prior to becoming 100% vested, each option shall become exercisable in such cumulative installments and upon such events as the Committee may determine in its sole discretion. The Committee may also, in its sole discretion, accelerate the exercisability of any option or installment thereof at any time.

(b) An option may be exercised at any time or from time to time (subject, in the case of an incentive stock option, to such restrictions as may be imposed by the Code), as to any or all full shares of Common Stock as to which the option has become exercisable; provided, however, that an option shall not be exercised at any time as to less than 100 shares (or less than the number of full shares of Common Stock as to which the option is then exercisable, if that number is less than 100 shares).

(c) At the time of exercise of any option, the per share exercise price of such option shall be paid in full for each share of Common Stock with respect to which such option is exercised. Payment may be made in cash or, with the approval of the Committee, in shares of the Common Stock, valued at the Fair Market Value per Share on the date of exercise. An option holder may also make payment at the time of exercise of an option, with the approval of the Committee, by delivering to the Corporation a properly executed exercise notice together with irrevocable instructions to a broker approved by the Corporation, that upon such broker’s sale of shares with respect to which such option is exercised, it is to deliver promptly to the Corporation the amount of sale proceeds necessary to satisfy the option exercise price and any required withholding taxes; provided, however, that the right to facilitate an option exercise by the use of a broker transaction shall, for individuals subject to Section 16 of the 1934 Act and members of the Board, be available only to the extent allowed pursuant to the Sarbanes-Oxley Act of 2002 and applicable rules and regulations of the Securities and Exchange Commission.

(d) Upon the exercise of an option or portion thereof in accordance with the 2015 Plan, the option agreement and such rules and regulations as may be established by the Committee, the holder thereof shall have the rights of a stockholder with respect to the Common Stock issued as a result of such exercise.

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Section 9 Award and Exercise of Rights

(a) The Committee may grant a right as a primary right or an additional right in the manner set forth in this Section 9. A right granted in connection with an option must be granted at the time the option is granted. Each right shall be subject to the same terms and conditions as the related option or Deemed Option and shall be exercisable only to the extent the option or Deemed Option is exercisable.

(b) The Committee may award a primary right either alone or in connection with any option granted under the 2015 Plan. Each primary right granted without a corresponding option shall nevertheless be deemed for certain purposes described in this Section 9 to have been accompanied by an option (a “Deemed Option”). A Deemed Option shall have no value, and no shares of Common Stock (or other consideration) shall be delivered upon exercise thereof, but such Deemed Option shall serve solely to establish the terms and conditions of the corresponding primary right. At the time of grant of a primary right not granted in connection with an option, the Committee shall set forth the terms and conditions of the corresponding Deemed Option. The terms and conditions of such Deemed Option shall include all terms and conditions that at the time of grant are required and, in the discretion of the Committee, may include any additional terms and conditions that at such time are permitted to be included in options granted under the 2015 Plan. A primary right shall entitle the employee to surrender unexercised the related option or Deemed Option (or any portion or portions thereof that the employee determines to surrender) and to receive in exchange, subject to the provisions of the 2015 Plan and such rules and regulations as from time to time may be established by the Committee, a payment having an aggregate value equal to (i) the excess of (A) the Fair Market Value per Share on the exercise date over (B) the per share exercise price of the option or Deemed Option, multiplied by (ii) the number of shares of Common Stock subject to the option, Deemed Option or portion thereof that is surrendered. Surrender of an option or Deemed Option or portion thereof in exchange for a payment as described in this Section is referred to as the “exercise of a primary right.” Upon exercise of a primary right, payment shall be made in the form of cash, shares of Common Stock, or a combination thereof, as elected by the employee. Shares of Common Stock paid upon exercise of a primary right will be valued at the Fair Market Value per Share on the exercise date. Cash will be paid in lieu of any fractional share of Common Stock based upon the Fair Market Value per Share on the exercise date. Subject to Section 18 hereof, no payment will be required from the employee upon exercise of a primary right.

(c) The Committee may award an additional right in connection with any option granted under the 2015 Plan. An additional right shall entitle the employee to receive, upon the exercise of a related option, a cash payment equal to (i) the product determined by multiplying (A) the excess of (x) the Fair Market Value per Share on the date of exercise of the related option over (y) the option price per share at which such option is exercisable by (B) the number of shares of Common Stock with respect to which the related option is being exercised, multiplied by (ii) a percentage factor (which may be any percentage factor equal to or greater than 10% and equal to or less than 100%) as determined by the Committee at the time of the grant of such additional right or as determined in accordance with a formula for determination of such percentage factor established by the Committee at the time of the grant of such additional right. If the Committee specifies no other percentage factor or formula at the time of grant of such additional right, the percentage factor shall be deemed to be 100%. The Committee at any time, or from time to time, after the time of grant may in its discretion increase such percentage factor (or amend such formula so as to increase such factor) to not more than 100%.

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(d) Upon exercise of a primary right, the number of shares of Common Stock subject to exercise under the related option or Deemed Option shall automatically be reduced by the number of shares of Common Stock represented by the option, Deemed Option or portion thereof surrendered. Shares of Common Stock subject to options, Deemed Options or portions thereof surrendered upon the exercise of rights shall not be available for subsequent awards under the 2015 Plan.

(e) If neither the right nor, in the case of a right (whether primary or additional) with a related option, the related option is exercised before the end of the day on which the right ceases to be exercisable, such right shall be deemed exercised as of such date and, subject to Section 18 hereof, a payment in the amount prescribed by Section 9(b) or Section 9(c), as the case may be, shall be paid to the employee in cash.

Section 10 Incentive Stock Options

(a) The Committee shall designate the employees to whom incentive stock options, as described in Section 422 of the Code or any successor section thereto, are to be awarded under the 2015 Plan and shall determine the number of shares of Common Stock to be covered by each incentive stock option. Incentive stock options shall be awarded only to employees of the Corporation or of its corporate subsidiaries, and non-employee directors shall not be eligible to receive awards of incentive stock options. In no event shall the aggregate Fair Market Value per Share of all Common Stock (determined at the time the option is awarded) with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year (under all plans of the Corporation and its subsidiaries) exceed $100,000.

(b) The purchase price of a share of Common Stock under each incentive stock option shall be determined by the Committee; provided, however, that in no event shall such price be less than 100% of the Fair Market Value per Share as of the date of grant (or 110% of such Fair Market Value per Share if the holder of the incentive stock option owns stock of the Corporation possessing more than 10% of the combined voting power of all classes of stock of the Corporation or any subsidiary).

(c) Except as provided in Sections 14 and 15 hereof, no incentive stock option shall be exercised at any time unless the holder thereof is then an employee of the Corporation or one of its subsidiaries. For this purpose, “subsidiary” shall include an entity that becomes a subsidiary after the grant of an incentive stock option and which subsequently employs the grantee as long as the grantee was, from the date of grant of the incentive stock option until the date of transfer to the new subsidiary, an employee of either the Corporation or a subsidiary of the Corporation.

(d) In the event of amendments to the Code or applicable rules or regulations relating to incentive stock options subsequent to the date hereof, the Corporation shall amend the provisions of the 2015 Plan, and the Corporation and the employees holding such incentive stock options shall agree to amend outstanding option agreements to conform to such amendments.

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Section 11 Transferability of Awards

(a) The Committee may, in its discretion, permit a holder of an award, other than an incentive stock option, to transfer all or any portion of the award, or authorize all or a portion of such award to be granted on terms which permit transfer by such holder; provided, however, that, in either case, the transferee or transferees must be (i) any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, in each case with respect to the original holder of the award (the “original holder”), (ii) any person sharing the original holder’s household (other than a tenant or employee of the Corporation), (iii) a trust in which these persons have more than fifty percent of the beneficial interest, (iv) a foundation in which these persons (or the original holder) control the management of assets, or (v) any other entity in which these persons (or the original holder) own more than fifty percent of the voting interests (collectively, “permitted transferees”); provided further that, (A) there may be no consideration for any such transfer, and (B) subsequent transfers of awards transferred as provided above shall be prohibited except subsequent transfers back to the original holder and transfers to other permitted transferees of the original holder.

(b) An award may, in the Committee’s discretion, be transferred to a permitted transferee pursuant to a domestic relations order entered or approved by a court of competent jurisdiction only upon delivery to the Corporation of written notice of such transfer and a certified copy of such order.

(c) Notwithstanding anything to the contrary in this Section 11, an incentive stock option shall not be transferable other than by will or the laws of descent and distribution. Except as expressly permitted by Section 11(a) and Section 11(b), awards shall not be transferable other than by will or the laws of descent and distribution.

(d) Following the transfer of any award as contemplated by this Section 11, such award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the provisions of the award relating to exercisability shall continue to be applied with respect to the original holder and, following the occurrence of any such events described therein, the award shall be exercisable by the permitted transferee, the recipient under a qualified domestic relations order, the estate or heirs of a deceased award holder, or other transferee, as applicable, only to the extent and for the periods that would have been applicable in the absence of the transfer.

(e) Any award holder desiring to transfer an award as permitted under this Section 11 shall make application therefor in the manner and time specified by the Committee and shall comply with such other requirements as the Committee may require to assure compliance with all applicable securities laws. The Committee shall not give permission for such a transfer if it may not be made in compliance with all applicable federal, state and foreign securities laws.

(f) To the extent the issuance to any permitted transferee of any shares of Common Stock issuable pursuant to awards transferred as permitted in this Section 11 is not registered pursuant to an effective registration statement of the Corporation generally covering the shares to be issued pursuant to the 2015 Plan, the Corporation shall not have any obligation to register the issuance of any such shares of Common Stock to any such transferee.

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Section 12 Award and Delivery of Restricted Shares

(a) At the time an award of restricted shares is made, the Committee shall establish a period or periods of time (each a “Restricted Period”) applicable to such award that shall not be more than 10 years. Each award of restricted shares may have a different Restricted Period or Restricted Periods. The Committee may, in its sole discretion, at the time an award is made, provide for the incremental lapse of Restricted Periods with respect to a portion or portions of the restricted shares awarded, and for the lapse or termination of restrictions upon all or any portion of the restricted shares upon the satisfaction of other conditions in addition to or other than the expiration of the applicable Restricted Period. The Committee may also, in its sole discretion, shorten or terminate a Restricted Period or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the restricted shares. Notwithstanding the foregoing, all restrictions shall lapse or terminate with respect to all restricted shares upon the earliest of (i) the employee’s retirement from employment at or after Retirement Age (as defined in Section 14 hereof), or (ii) the employee’s death or total and permanent disability (as defined in Section 15 hereof), or (iii) a Change in Control (as defined in Section 21 hereof).

(b) At the time a grant of restricted shares is made to an employee, a stock certificate representing a number of shares of Common Stock equal to the number of such restricted shares shall be registered in the employee’s name but shall be held in custody by the Corporation for such employee’s account. The employee shall generally have the rights and privileges of a stockholder as to such restricted shares including, without limitation, the right to vote such restricted shares, except that, subject to the earlier lapse or termination of restrictions as herein provided, the following restrictions shall apply: (i) the employee shall not be entitled to delivery of the stock certificate evidencing restricted shares until the expiration or termination of the Restricted Period applicable to such shares and the satisfaction of any other conditions prescribed by the Committee; (ii) none of the shares then subject to a Restricted Period shall be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period applicable to such shares and until the satisfaction of any other conditions prescribed by the Committee; and (iii) all of the shares then subject to a Restricted Period shall be forfeited and all rights of the employee to such restricted shares shall terminate without further obligation on the part of the Corporation if the employee ceases to be an employee of the Corporation or any of its subsidiaries before the expiration or termination of such Restricted Period and the satisfaction of any other conditions prescribed by the Committee applicable to such restricted shares. Dividends in respect of restricted shares shall be currently paid; provided, however, that in lieu of paying currently a dividend of shares of Common Stock in respect of restricted shares, the Committee may, in its sole discretion, register in the name of an employee a stock certificate representing such shares of Common Stock issued as a dividend in respect of restricted shares, and may cause the Corporation to hold such certificate in custody for the employee’s account subject to the same terms and conditions as such restricted shares. Upon the forfeiture of any restricted shares, such forfeited restricted shares shall transfer to the Corporation without further action by the employee. The employee shall have the same rights and privileges, and be subject to the same restrictions, with respect to any shares received pursuant to Section 16 hereof.

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(c) Upon the expiration or termination of the Restricted Period applicable to such shares and the satisfaction of any other conditions prescribed by the Committee, or at such earlier time as provided for herein, the restrictions applicable to the shares subject to such Restricted Period shall lapse and a certificate for a number of shares of Common Stock equal to the number of restricted shares with respect to which the restrictions have expired or terminated shall be delivered, free of all such restrictions, except any that may be imposed by law, to the employee or the employee’s Beneficiary (as defined below). The Corporation shall not be required to deliver any fractional share of Common Stock but shall pay to the employee or the employee’s Beneficiary, in lieu thereof, the product of (i) the Fair Market Value per Share (determined as of the date the restrictions expire or terminate), and (ii) the fraction of a share to which such employee would otherwise be entitled. Subject to Section 18 hereof, no payment will be required from the employee upon the issuance or delivery of any Common Stock upon the expiration or termination of a Restricted Period with respect to restricted shares.  An employee’s “Beneficiary” is a person or persons (natural or otherwise) designated by such employee, pursuant to a written instrument executed by such employee and filed with the Committee, to receive any benefits payable hereunder in the event of such employee’s death.

Section 13 Award of Restricted Stock Units

(a) The Committee may make grants of restricted stock units to employees and in each case shall establish as to each award the vesting period, performance criteria (if any) and other terms and conditions to which the restricted stock units are subject.  A restricted stock unit shall entitle an employee to receive from the Corporation a share of Common Stock, or a portion or multiple thereof, in all events subject to the vesting period, performance criteria (if any) and other terms and conditions of the award.

(b) Restricted stock unit awards shall be subject to a minimum vesting period of twelve consecutive months; provided, however, that the Committee may provide for accelerated vesting upon (i) the employee’s retirement from employment at or after Retirement Age (as defined in Section 14 hereof), or (ii) the employee’s death or total and permanent disability (as defined in Section 15 hereof), or (iii) a Change in Control (as defined in Section 21 hereof). The Committee may also, in its sole discretion, accelerate the vesting of any restricted stock unit at any time.

(c) Restricted stock unit awards may be granted so as to qualify for the performance-based exception under Code Section 162(m).

Section 14 Termination of Employment

(a) Unless otherwise determined by the Committee, in the event that the employment of an employee to whom an option or right has been granted under the 2015 Plan shall be terminated (except as set forth in Section 15 hereof), such option or right may, subject to the provisions of the 2015 Plan, be exercised (to the extent that the employee was entitled to do so at the termination of his employment) at any time within three (3) months after such termination or, in the case of a non-employee director who ceases to serve as a member of the Board or an employee whose termination results from retirement from employment at or after the attainment of age 65 (the “Retirement Age”), within five (5) years after such cessation of service or termination, but in no event later than the date on which the option or right expires; provided, however, that, unless otherwise determined by the Committee, any option or right held by an employee whose employment is terminated for cause (as determined by the Board in its sole discretion) or an employee who leaves the employ of the Corporation voluntarily shall, to the extent not theretofore exercised, terminate upon the date of termination of employment; and provided further, that (except as set forth in Section 15 hereof) no incentive stock option may be exercised more than three (3) months after the employee’s termination of employment.

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(b) Unless otherwise determined by the Committee, if an employee to whom restricted shares have been granted ceases to be an employee of the Corporation or of a subsidiary prior to the end of the Restricted Period applicable to such shares and the satisfaction of any other conditions prescribed by the Committee for any reason other than death, total and permanent disability (as defined in Section 15 hereof), or retirement from employment at or after the Retirement Age, the employee shall immediately forfeit all shares then subject to such Restricted Period.

(c) Unless otherwise determined by the Committee, if an employee to whom restricted stock units have been awarded ceases to be an employee of the Corporation or of a subsidiary prior to vesting of all such restricted stock units and the satisfaction of any other conditions prescribed by the Committee for any reason other than death, total and permanent disability (as defined in Section 15 hereof), or retirement from employment at or after the Retirement Age, the employee shall immediately forfeit all unvested restricted stock units.

(d) Awards granted under the 2015 Plan shall not be affected by any change of duties or position so long as the holder continues to be an employee of the Corporation or any subsidiary thereof. Any option, right, restricted share or restricted stock unit agreement, and any rules and regulations relating to the 2015 Plan, may contain such provisions as the Committee shall approve with reference to the determination of the date employment terminates and the effect of leaves of absence. Any such rules and regulations with reference to any award agreement shall be consistent with the provisions of the Code and any applicable rules and regulations thereunder. Nothing in the 2015 Plan or in any award granted pursuant to the 2015 Plan shall confer upon any employee any right to continue in the employ of the Corporation or any subsidiary or interfere in any way with the right of the Corporation or any subsidiary to terminate such employment at any time.

Section 15 Death or Total and Permanent Disability of Employee

If an employee to whom an option or right has been granted under the 2015 Plan shall die or suffer a total and permanent disability while employed by the Corporation or a subsidiary, such option or right may be exercised, to the extent that the employee was entitled to do so at the termination of employment (including by reason of death or total and permanent disability), as set forth herein by the employee, legal guardian of the employee (unless such exercise would disqualify an option as an incentive stock option), a legatee or legatees of the employee under the employee’s last will, or by the employee’s personal representatives or distributees, whichever is applicable, at any time within one year after the date of the employee’s death or total and permanent disability, but in no event later than the date on which the option or right terminates. Notwithstanding the above, if an employee who terminates employment by reason of total and permanent disability shall die, a legatee or legatees of such employee under the employee’s last will, or the executor of such employee’s estate, shall only have the right to exercise such option or right, to the extent that the employee was entitled to do so at the termination of employment, during the period ending one year after the date of the employee’s termination of employment by reason of total and permanent disability. For purposes hereof, “total and permanent disability” shall have the meaning set forth in the Corporation’s long-term disability policy.

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Section 16 Adjustments upon Changes in Capitalization, etc.

Notwithstanding any other provision of the 2015 Plan, the Committee shall adjust the 2015 Plan, the number and class of shares available thereunder and any outstanding options, rights, restricted shares or restricted stock units to prevent material dilution or enlargement, including adjustments in the event of changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. In the event of any offer to holders of Common Stock generally relating to the acquisition of their shares, the Committee may make such adjustment as it deems equitable in respect to outstanding options, rights, restricted shares and restricted stock units including, in the Committee’s discretion, revision of outstanding options, rights, restricted shares and restricted stock units so that they may be exercisable or redeemable for or payable in the consideration payable in the acquisition transaction. Any such determination by the Committee shall be conclusive. Any fractional shares resulting from such adjustments to options, rights, restricted shares or restricted stock units shall be eliminated.

Section 17 Termination and Amendment

The Board shall have the right to amend, suspend or terminate the 2015 Plan at any time; provided, however, that an amendment shall be subject to stockholder approval if such approval is required to comply with the Code, the rules of any securities exchange or market system on which securities of the Company are listed or admitted to trading at the time such amendment is adopted or any other applicable laws. The Board may delegate to the Committee all or any portion of its authority under this Section 17. If the 2015 Plan is terminated, the terms of the 2015 Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. In addition, except in the case of adjustments made pursuant to Section 16 hereof, no suspension, termination, modification or amendment of the 2015 Plan may, without the consent of the employee to whom an award shall theretofore have been granted, adversely affect the rights of such employee under such award.

Section 18 Withholding Tax

(a) The Corporation shall have the right to deduct from all amounts paid in cash under the 2015 Plan in consequence of the exercise of an option or right any taxes required by law to be withheld with respect to such cash payments. Where an employee or other person is entitled to receive shares of Common Stock pursuant to the exercise of an option or a right pursuant to the 2015 Plan, or the vesting of a restricted stock unit, the Corporation shall have the right to require the employee or such other person to pay to the Corporation the amount of any taxes that the Corporation is required to withhold with respect to such shares or, in lieu thereof, to retain, or sell without notice, a sufficient number of such shares to cover the amount required to be withheld. Upon the disposition (within the meaning of Section 424(c) of the Code) of shares of Common Stock acquired pursuant to the exercise of an incentive stock option prior to the expiration of the holding period requirements of Section 422(a)(1) of the Code, the employee shall be required to give notice to the Corporation of such disposition and the Corporation shall have the right to require the payment of the amount of any taxes that are required by law to be withheld with respect to such disposition.

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(b) Upon termination of the Restricted Period with respect to any restricted shares (or such earlier time, if any, as an election is made by the employee under Section 83(b) of the Code, or any successor provisions thereto, to include the value of such shares in taxable income), the Corporation shall have the right to require the employee or other person receiving shares of Common Stock in respect of such restricted shares to pay to the Corporation the amount of taxes that the Corporation is required to withhold with respect to such shares of Common Stock or, in lieu thereof, to retain or sell without notice a sufficient number of shares of Common Stock held by it to cover the amount required to be withheld. The Corporation shall have the right to deduct from all dividends paid with respect to restricted shares the amount of taxes that the Corporation is required to withhold with respect to such dividend payments.

Section 19 Written Agreements

Each award of options, rights, restricted shares or restricted stock units shall be evidenced by a written agreement, executed by the employee and the Corporation, which shall contain such restrictions, terms and conditions as the Committee may require.

Section 20 Effect on Other Stock Plans

The adoption of the 2015 Plan shall have no effect on awards made or to be made pursuant to other plans covering employees of the Corporation or its subsidiaries, or any predecessors or successors thereto.

Section 21 Change in Control

(a) For purposes of this 2015 Plan, the phrase "Change in Control" means a change in ownership or control of the Corporation effected through any of the following means:

(i) a merger or consolidation of the Corporation with or into another entity, or the exchange of securities (other than a merger or consolidation) by the holders of the voting securities of the Corporation and the holders of voting securities of any other entity, in either case in which the stockholders of the Corporation immediately before the transaction do not own 50% or more of the combined voting power of the voting securities of the surviving entity or its parent immediately after the transaction;

(ii) any merger in which the Corporation is the surviving entity but in which securities possessing more than 50% of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger;

2015 Long Term Incentive Plan

(iii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation;

(iv) the acquisition, at any time after the date hereof, by any “person” or “group” of “beneficial ownership” (as each such term is used in Regulation 13D promulgated under the 1934 Act) of securities possessing more than 50% of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made to the Corporation’s stockholders the acceptance of which the Board has not recommended; or

(v) a change in the composition of the Board such that individuals who on the day immediately following the effective date of the 2015 Plan (the “Determination Date”) constitute the members of the Board and any new director, whose election to the Board or nomination for election to the Board by the Corporation’s stockholders was approved by a vote of at least a majority of the directors then in office who either were directors at the Determination Date or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board.

(b) Upon the occurrence of a Change in Control, with respect only to awards held by individuals who are employees or directors of the Corporation (and their permitted transferees pursuant to Section 11) at the occurrence of the Change in Control, (i) all outstanding rights and options shall immediately become fully vested and exercisable in full, including that portion of any right or option that pursuant to the terms and provisions of the applicable award agreement had not yet become exercisable; (ii) the Restricted Period of any restricted shares shall immediately be accelerated and the restrictions shall expire; and (iii) all restricted stock units shall immediately be fully vested. Nothing in this Section 21(b) shall impose on a holder the obligation to exercise any award immediately before or upon the Change of Control, nor shall the holder forfeit the right to exercise the award during the remainder of the original term of the award because of a Change in Control or because the holder’s employment is terminated for any reason following a Change in Control.

(c) The Corporation shall attempt to keep all holders informed with respect to any Change in Control to the same extent that the Corporation informs its stockholders of any such event.

Section 22 Headings

Headings in this 2015 Plan are inserted for convenience only and are not to be considered in the construction of the provisions hereof.

2015 Long Term Incentive Plan

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 STEVEN M. JOHNSON 02 W.C. HAMMETT, JR. 03 ROBERT B. PAGE 04 RAMON D. PHILLIPS 05 MARK E. SCHWARZ
06 CLINTON COLEMAN

The Board of Directors recommends you vote FOR the following proposals.

		For	Against	Abstain
2	ADVISORY VOTE ON RESOLUTION TO APPROVE EXECUTIVE COMPENSATION.	☐	☐	☐
3	AMENDMENT OF THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM PIZZA INN HOLDINGS, INC. TO RAVE RESTAURANT GROUP, INC.	☐	☐	☐
4	AMENDMENT OF THE ARTICLES OF INCORPORATION TO CHANGE THE MANNER OF FIXING THE NUMBER OF DIRECTORS.	☐	☐	☐
5	AMENDMENT OF THE ARTICLES OF INCORPORATION TO ELIMINATE EXPIRED OR OTHERWISE SUPERFLUOUS PROVISIONS AND TO CORRECT ERRORS.	☐	☐	☐
6	APPROVAL OF THE 2015 LONG TERM INCENTIVE PLAN OF THE COMPANY.	☐	☐	☐
7	RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.	☐	☐	☐

NOTE: This Proxy, when properly executed, will be voted by the Proxies in the manner designated above. If this Proxy is returned signed but without a clear voting designation, the Proxies will vote FOR Items 1-7.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000220115_1 R1.0.0.51160

02 0000000000

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report on Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com.

This proxy is solicited by the Board of Directors of
PIZZA INN HOLDINGS, INC.
3551 Plano Parkway
The Colony, Texas 75056

The undersigned, revoking all proxies heretofore given, hereby appoints Randy Gier and Tim Mullany, or either of them, as proxies of the undersigned, with full power of substitution and resubstitution, to vote on behalf of the undersigned the shares of Pizza Inn Holdings, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 a.m., Dallas time, on Tuesday, November 18, 2014, at the Offices of Pizza Inn Holdings, Inc., 3551 Plano Parkway, The Colony, Texas, 75056, and at all adjournments thereof, as fully as the undersigned would be entitled to vote if personally present, as specified on the reverse side of this card and on such other matters as may properly come before the meeting or any adjournments thereof. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000220115_2 R1.0.0.51160

Continued and to be signed on reverse side